UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

    ☐ Preliminary Proxy Statement

    ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

    ☐ Definitive Additional Materials

    ☐ Soliciting Material under §240.14a-12

MONOPAR THERAPEUTICS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

    ☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

    ☐ Fee paid previously with preliminary materials.

    ☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount previously paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing party:

(4)
Date Filed:

  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 30, 2021 at 10:00am Central Time

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Monopar Therapeutics Inc., a Delaware corporation (the “Company”), which will be held on June 30, 2021, at 10:00am Central Time at the Company’s headquarters at 1000 Skokie Blvd., Wilmette, IL 60091 (the “Annual Meeting”). Only stockholders who held stock at the close of business on the record date, May 3, 2021, may vote at the Annual Meeting, including any adjournment or postponement thereof.

At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of six directors named herein to our Board of Directors to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified; (2) the ratification of the selection of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2021; and (3) to approve an amendment to the 2016 Stock Incentive Plan to remove certain individual award limits and other provisions related to I.R.C. Section 162(m) and to update the limit on Incentive Stock Options. No other items of business are expected to be considered, and no other director nominees will be entertained, at the Annual Meeting.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each of the six director nominees, FOR the ratification of the selection of BPM LLP and FOR the amendment of the 2016 Stock Incentive Plan. In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible during normal business hours for ten days prior to the meeting at our corporate headquarters at 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091.

We are pleased to make use of the U.S. Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy statements to their stockholders via the Internet. We believe the ability to deliver materials electronically allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact from the distribution of our Annual Meeting materials. The Proxy Statement and Annual Report on Form 10-K are available at www.monopartx.com in the “Annual Meeting” subsection of the “Investors” tab. You may contact us toll free at (888) 517-6366 or by email at info@monopartx.com in order to obtain directions to be able to attend the meeting and vote in person on the Proposals set forth in this Proxy Statement, or to request that a copy of the Proxy Statement and Annual Report be provided to you by paper or electronic mail. If you do not request that a copy of our Annual Meeting materials be sent to you prior to June 16, 2021, you will not receive a copy.

Sincerely,

Chandler D. Robinson, MD MBA MSc
Chief Executive Officer and Director

April 30, 2021

We intend to hold the Annual Meeting in person. However, we are sensitive to the public health and travel concerns our management, directors and stockholders may have regarding the evolving COVID-19 pandemic and the related protocols that federal, state and local governments may impose. As a result, we may decide to hold the Annual Meeting in a different location or solely by means of remote communication (i.e., a virtual-only meeting). Any such change will be announced via a press release that will be filed as additional soliciting material with the Securities and Exchange Commission as soon as reasonably practicable before the Annual Meeting.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE YOUR PROXY PROMPTLY SO YOUR SHARES CAN BE REPRESENTED AT THE MEETING. YOU CAN VOTE BY INTERNET OR BY REQUESTING (IF YOU HAVE NOT RECEIVED ONE), COMPLETING, SIGNING AND RETURNING A PROXY CARD AS INSTRUCTED IN THE MATERIALS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2021:
The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at monopartx.com in the “Annual Meeting” subsection of the “Investors” tab.

1000 Skokie Blvd., Suite 350 ● Wilmette, IL ● 60091

MONOPAR THERAPEUTICS INC.

1000 Skokie Blvd., Suite 350
 Wilmette, IL 60091

PROXY STATEMENT FOR
 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 30, 2021 at
10:00am Central Time
at Monopar Therapeutics Inc.
 1000 Skokie Blvd.
Wilmette, IL 60091

GENERAL INFORMATION

This Proxy Statement is furnished in connection with Monopar Therapeutics Inc.’s (“Monopar” or the “Company”) 2021 Annual Meeting of Stockholders, to be held on June 30, 2021, at 10:00am Central Time (the “Annual Meeting”) at the Company’s headquarters located at 1000 Skokie Blvd., Wilmette, IL 60091. The Notice regarding the Availability of Materials for the Annual Meeting of Stockholders (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2020 (the “Annual Report”) is first being mailed on or about May 3, 2021. Pursuant to the rules promulgated by the SEC, we have elected to provide access to our Proxy Statement and Annual Report on Form 10-K primarily by notifying you of the availability of our materials on the Internet, instead of mailing printed copies of those materials to stockholders. The Proxy Statement and Annual Report on Form 10-K are available at www.monopartx.com in the “Annual Meeting” subsection of the “Investors” tab. We will pay all of the costs of distributing this Proxy Statement.

  The Notice instructs you as to how you may access and review important information contained in this Proxy Statement. If you receive a Notice by mail and would like to receive a printed copy of our Annual Meeting materials, you may request a printed copy by following the instructions in the Notice.

Shares Outstanding and Voting Rights

Only holders of record of our common stock at the close of business on May 3, 2021 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On April 16, 2021, 12,569,933 shares of common stock were issued and outstanding and we expect the same or a similar number to be issued and outstanding as of the Record Date.

Each share of common stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. Holders of common stock do not have the right to cumulative voting in the election of directors.

Quorum and Vote of Monopar Stockholders Required

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares on the Record Date will constitute a quorum for the transaction of business at our Annual Meeting and any postponement or adjournment thereof, though the Board of Directors (the “Board of Directors” or the “Board”) may fix a new record date for purposes of a postponed or adjourned meeting. Abstentions and broker non-votes (as described below) will be counted towards a quorum.

The required vote for each of the proposals expected to be acted upon at the Annual Meeting, present in person or represented by proxy, and the treatment of abstentions under each proposal are described below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality of the votes cast, with the six nominees obtaining the greatest number of affirmative votes being elected as directors. As a result, abstentions and broker non-votes will have no effect on the vote outcome.

Proposal No. 2 — Ratification of the Audit Committee’s selection of the independent registered public accounting firm. This proposal must be approved by a majority of the votes cast on the proposal (meaning the number of shares voted “for” this proposal must exceed the number of shares voted “against” such proposal). As a result, abstentions and broker non-votes will have no effect on the vote outcome.

Proposal No. 3 — Approve an amendment to the 2016 Stock Incentive Plan to remove certain individual award limits and other provisions related to I.R.C. Section 162(m) and to update the limit on Incentive Stock Options. This proposal must be approved by a majority of the votes cast on the proposal (meaning the number of shares voted “for” this proposal must exceed the number of shares voted “against” such proposal). As a result, abstentions and broker non-votes will have no effect on the vote outcome.

Voting and Revocation of Proxies

The proxy accompanying this Proxy Statement is solicited on behalf of the Board of Directors of Monopar for use at the Annual Meeting.

If you are a stockholder of record of Monopar as of the Record Date referred to above, you may vote in person at the Annual Meeting or via proxy by mail using the proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy. Voting in person at the Annual Meeting will revoke a previous vote by proxy.

●
 To vote in person:

●
If you hold shares in your name as the stockholder of record, you may vote those shares in person at the Annual Meeting. Proof of identification will be required to vote in person at the Annual Meeting. Even if you plan to attend the Annual Meeting, we highly recommend that you submit a proxy for your shares in advance as described above, so your vote will be counted even if you later decide not to attend.

●
If your shares are held in the name of a bank, broker or other nominee, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership. You may vote those shares in person at the Annual Meeting only if you obtain a proxy from your nominee that gives you the right to vote the shares and present it along with your ballot at the Annual Meeting. To do this, you should contact your nominee

●
To vote on the Internet if your shares are held in the name of a bank, broker or other nominee, go to the website indicated on the Notice to complete an electronic voting instruction form. You will be asked to provide Monopar’s number and a control number from the Notice. Your vote must be received by 1:00 a.m. (Eastern Time) on June 30, 2021 to be counted.

●
To vote by mail using the proxy card if you hold shares in your name as the stockholder of record, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct. If your shares are held in the name of a bank, broker or other nominee, you will need to request a voting instruction form as described in the Notice in order to submit your voting instructions by mail. Please do so well in advance to allow sufficient time.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to provide voting instructions to your broker to vote your Monopar shares, either by Internet or mail as described above. If you do not give instructions to your broker, your broker can vote your Monopar shares with respect to “discretionary” items but not with respect to “non-discretionary” items. The proposals relating to the election of directors (Proposal No. 1) and the approval of an amendment to the 2016 Stock Incentive Plan (Proposal No. 3) are non-discretionary items. On non-discretionary items for which you do not give your broker instructions, your broker will not vote your shares and, accordingly, the shares will be treated as broker non-votes if the broker submits a proxy. A “broker non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner submits a proxy for the Annual Meeting without voting on a particular proposal, because the bank, broker or other nominee has not received instructions from the beneficial owner and does not have discretionary voting power with respect to that proposal.

All properly executed proxies that are not revoked will be voted at the Annual Meeting and at any adjournments or postponements of the Annual Meeting in accordance with the instructions contained in the proxy. If a holder of our common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted “FOR” Proposal No. 1 electing the six nominees to our Board of Directors; “FOR” Proposal No. 2 ratifying the selection of BPM LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and “FOR” Proposal No. 3 amending the 2016 Stock Incentive Plan.

Our stockholders of record may change their votes at any time before their proxy is voted at the Annual Meeting in one of three ways. First, a stockholder of record can send a written notice to the Secretary of Monopar stating that the stockholder would like to revoke its proxy. Second, a stockholder of record can submit new proxy instructions on a new proxy card. Third, a stockholder of record can attend the Annual Meeting and vote in person. Attendance alone will not revoke a proxy, but attending and voting will revoke a proxy.

If a ”street name” stockholder has instructed a broker or other nominee to vote its shares of common stock, that stockholder must follow directions received from its broker or other nominee to change those instructions.

Solicitation of Proxies

The solicitation of your proxy is made by Monopar. In addition to solicitation by mail, the Company’s directors, officers, employees and agents may solicit proxies from our stockholders by personal interview, telephone or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of Monopar’s common stock for the forwarding of solicitation materials to the beneficial owners of Monopar’s common stock. Monopar will pay the cost of soliciting proxies, including reimbursing applicable brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Nomination of Directors

Your vote is requested in favor of six nominees named herein to our Board of Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Our Amended and Restated Bylaws provide that the number of directors shall be fixed by the affirmative vote of the holders of a majority or more of the voting power of the Company. Our Board of Directors is currently fixed at six members.

Directors typically are elected for a period of one year and thereafter serve until the next annual meeting at which the nominee is reelected or a successor is duly elected by our stockholders, or until his or her successor is duly elected and qualified. Each nominee for election has agreed to serve if elected, and we have no reason to believe that any nominee will be unavailable to serve.

Nominees

The following table sets forth the name, age and positions of each of our director nominees as of the date of this Proxy Statement. Each of the nominees listed below is currently a director of Monopar and has been elected to serve until our next annual meeting of stockholders or until their respective successors are duly elected and qualified.

Name	Age	Positions	Director Since

Christopher M. Starr, PhD	68	Executive Chairman, Director, Member of the Plan Administration Committee	December 2014

Chandler D. Robinson, MD MBA MSc	37	Chief Executive Officer, Director	December 2014

Andrew P. Mazar, PhD	59	Executive Vice President of Research and Development, Chief Scientific Officer, Director	December 2014

Raymond W. Anderson, MBA	79	Director, Chair of the Audit Committee, Chair of the Compensation Committee and Member of the Corporate Governance and Nominating Committee, Member of the Plan Administration Committee	April 2017

Michael J. Brown, MSc	64	Director, Member of the Audit Committee, Member of the Compensation Committee, Member of the Corporate Governance and Nominating Committee, Member of the Plan Administration Committee	December 2014

Arthur J. Klausner, MBA	61	Director, Chair of the Corporate Governance and Nominating Committee, Member of the Audit Committee, Member of the Compensation Committee	August 2017

Business Experience and Directorships

              The following describes the background of our directors.

Christopher M. Starr, PhD - Executive Chairman and Board Member

Dr. Starr is a co-founder and has been our Executive Chairman and a Board Member of ours and our predecessor, Monopar Therapeutics, LLC, since its inception in December 2014. Dr. Starr was the co-founder and served as the chief executive officer (“CEO”) at Raptor Pharmaceuticals (“Raptor”) (Nasdaq: RPTP), from its inception in 2006 through December 2014 and continued to serve Raptor as a member of its board of directors until Raptor was sold to Horizon Pharma plc in October 2016. The principal business of Raptor was the development and commercialization of treatments for rare diseases. Dr. Starr was also a co-founder of BioMarin Pharmaceutical (“BioMarin”) (Nasdaq: BMRN) in 1997 where he last served as Vice President of Research and Development until 2006. BioMarin is a fully-integrated multinational biopharmaceutical company. Dr. Starr earned a B.S. from Syracuse University and a Ph.D. in Biochemistry and Molecular Biology from the State University of New York Health Science Center, in Syracuse, New York.

Dr. Starr’s board qualifications include over 25 years of executive experience in funding and operating public and private biopharmaceutical companies. We believe Dr. Starr’s experience qualifies him to serve as the executive chairman of our Board.

Chandler D. Robinson, MD MBA MSc - Chief Executive Officer and Board Member

Dr. Robinson is a co-founder and has been our CEO and a Board Member of ours and our predecessor, Monopar Therapeutics, LLC, since its inception in December 2014. Since 2010, Dr. Robinson has been, and continues to be, a manager of Tactic Pharma, which he co-founded and led as CEO until it became a holding company in April 2014. Tactic Pharma acquired and developed preclinical and clinical stage biopharmaceutical compounds. From 2009 to 2010 Dr. Robinson conducted research at Northwestern University on a drug candidate currently being developed to treat Wilson’s disease, which was acquired by Tactic Pharma in 2010 and sold in 2014. Among his previous experiences, Dr. Robinson in 2008 worked at Onyx Pharmaceuticals, an oncology biopharmaceutical company, in their Nexavar marketing division, from 2008 to 2009 as a co-manager of a healthcare clinic in San Jose CA, from 2004 to present as Founder and President of an undergraduate research focused non-profit now in its 15th year, and from 2006 to 2007 as part of a quantitative internal hedge-fund style team at Bear Stearns investment bank. He was previously on the board of Wilson Therapeutics (acquired by Alexion Pharmaceuticals Inc.), a biopharmaceutical company, and is currently on the board of Northwestern University’s Chemistry of Life Processes Institute. Dr. Robinson graduated summa cum laude from Northwestern University, earned a master’s degree in International Health Policy and Health Economics from the London School of Economics on a Fulbright Scholarship, an MBA from Cambridge University on a Gates Scholarship through Bill Gates’ Trust, and an MD from Stanford University.

Dr. Robinson’s extensive leadership and management experience along with his medical and business degrees and his entrepreneurial and strategic vision and knowledge of Monopar’s product candidates and operations led to the conclusion that he should serve as a member of our Board.

Andrew P. Mazar, PhD – Executive Vice President of Research and Development, Chief Scientific Officer and Board Member

Dr. Mazar is a co-founder and has been our Chief Scientific Officer and a Board Member of ours and our predecessor, Monopar Therapeutics, LLC, since its inception in December 2014. Dr. Mazar became our Executive Vice President of Research and Development effective as of November 1, 2017. Dr. Mazar has founded or co-founded eight start-up companies to commercialize new drug discoveries, including Tactic Pharma, formerly a biopharmaceutical company, where he worked since 2010, and which acquired and developed preclinical and clinical stage compounds. Dr. Mazar has founded or advised several start-up companies over the past five years including Tactic Pharma, Valence Therapeutics (a biopharmaceutical company), Wilson Therapeutics (a biopharmaceutical company), Panther Biotechnology (a biopharmaceutical company), Lung Therapeutics Inc. (a biopharmaceutical company), Actuate Therapeutics (an oncology biopharmaceutical company), AvidTox (a biopharmaceutical company) and Tempus (a biopharmaceutical company). Prior to joining Tactic Pharma in 2010 and the Chemistry of Life Processes Institute at Northwestern University in 2009, Dr. Mazar was the Chief Scientific Officer at Attenuon, LLC, a biopharmaceutical company in San Diego from 2000 to 2009. Dr. Mazar is the previous Chair of the National Cancer Institute Nanotechnology Alliance Animal Model working group (2011-2015) and has been a member of the National Heart, Lung and Blood Institute Scientific Review Board (SRB) for the SMARTT program since 2011. Dr. Mazar is currently a member of the editorial board of Clinical Cancer Research and the External Advisory Board for NewCures at Northwestern University. Dr. Mazar earned a Ph.D. in biochemistry at the University of Illinois College of Medicine.

Dr. Mazar’s extensive experience in leadership positions in the biopharmaceutical industry led to the conclusion that he should serve as a member of our Board.

Michael J. Brown, MSc – Board Member

Mr. Brown has been a Board Member of ours and our predecessor, Monopar Therapeutics, LLC since its inception in December 2014. Since 1994, Mr. Brown has served as Chairman, and since 1996 as CEO, of Euronet Worldwide Inc. (“Euronet”) (Nasdaq: EEFT) which offers payment and transaction processing and distribution solutions to financial institutions, retailers, service providers and individual consumers. Mr. Brown has been President of Euronet since December 2014. Mr. Brown has also served on the boards of Euronet’s predecessor companies. He has an M.S. in molecular and cellular biology.

Mr. Brown’s extensive leadership and management experience, including strategic planning, business development, and financing strategies led to the conclusion that he should serve as a member of our Board.

Raymond W. Anderson, MBA, MS – Board Member

Mr. Anderson has been a Board Member of Monopar since April 2017. Mr. Anderson served as a board member, chair of the audit committee and member of the compensation committee at Raptor, a biopharmaceutical company, from its founding in 2006 to its acquisition in 2016. Mr. Anderson worked at Dow Pharmaceutical Sciences, Inc., a dermatological prescription drug formulation company, from July 2003 until he retired in June 2010. He most recently served as Dow’s Managing Director from January 2009 to June 2010, and previously served as Dow’s Chief Financial Officer and Vice President, Finance and Administration. Prior to joining Dow in 2003, Mr. Anderson was Chief Financial Officer for Transurgical, Inc., a private ultrasound surgical system company. Prior to that, Mr. Anderson served as Chief Operating Officer and Chief Financial Officer at BioMarin, a biopharmaceutical company, from June 1998 to January 2002. Mr. Anderson holds an M.B.A. from Harvard University, an M.S. in administration from George Washington University and a B.S. in engineering from the U.S. Military Academy.

Mr. Anderson’s background and experience as a finance executive in the biopharmaceutical industry and his qualification as an “audit committee financial expert” under SEC and Nasdaq rules led to the conclusion that he should serve as a member of our Board.

Arthur J. Klausner, MBA – Board Member

Mr. Klausner has been a Board Member of Monopar since August 2017. Since 2018 Mr. Klausner has served as President, CEO, and a Director of the start-up drug development company Goldilocks Therapeutics, Inc. Mr. Klausner has been a consultant to the biopharmaceutical industry since 2009. He served as Chief Executive Officer of Gem Pharmaceuticals, LLC (“Gem”) from September 2012 until Gem’s drug development assets were acquired by us in 2017. In addition to his role at Gem, Mr. Klausner served as CEO of Jade Therapeutics Inc. (“Jade”) from September 2012 until December 2015. Jade’s focus was on the development of proprietary, cross-linked hyaluronic acid formulations for ophthalmic applications until its March 2016 acquisition by EyeGate Pharmaceuticals, Inc. (Nasdaq: EYEG). Previously, Mr. Klausner spent a total of 18 years at the life science venture capital firms Domain Associates and Pappas Ventures. Mr. Klausner currently serves on the life science investment review board for the New York University Innovation Venture Fund. He received his M.B.A. from the Stanford University Graduate School of Business and his B.A. in biology from Princeton University.

Mr. Klausner’s extensive leadership and management experience in the biopharmaceutical industry led to the conclusion that he should serve as a member of our Board.

Board Committees

Audit Committee

Our Audit Committee consists of Mr. Anderson, Mr. Klausner and Mr. Brown, who are independent members as defined by Nasdaq rules applicable to audit committees and the SEC under Rule 10A-3 under the Exchange Act. Mr. Anderson serves as chair of the Audit Committee and is a financial expert as defined by Nasdaq and the SEC.

The functions of our Audit Committee include, among other duties and responsibilities:

●
to oversee the integrity of the Company’s financial statements;

●
to assure the quality of the accounting and financial reporting processes of the Company;

●
to assure the effectiveness of the Company’s internal controls over financial reporting;

●
to assist with the Company’s compliance with legal and regulatory requirements;

●
to review and discuss with management and the independent registered public accounting firm the Company’s annual and quarterly SEC reports including the audit of the annual financial statements and the reviews of the quarterly financial statements and related disclosures;

●
to be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm performing other audit, review, or attest services for the Company;

●
to review and discuss with the Company’s management the risk assessment and risk management policies of the Company;

●
to oversee systems and procedures for the receipt, retention and resolution of complaints received by the Company regarding accounting, internal financial controls or auditing matters and for the confidential and anonymous submission by Company employees of concerns regarding potential fraud or questionable financial, accounting, internal financial controls or auditing matters;

●
to periodically review and update the financial-related sections of the Company’s Code of Business Conduct and Ethics (the “Code”) and review programs established to monitor compliance with and to improve employees’ knowledge of the Code;

●
to review and approve or disapprove any transaction required to be disclosed according to SEC regulations between the Company and any related party and to oversee the Company’s policies and procedures for judgments as to related party transactions; and

●
to prepare the Audit Committee’s report required by SEC rules.

The Audit Committee is governed by a written charter. The Audit Committee Charter can be found in the Corporate Governance section of the Investors section of our website at www.monopartx.com. Information on our website is NOT incorporated by reference in this Proxy Statement. The Audit Committee Charter complies with the guidelines established by Nasdaq.

As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also annually reviews and assesses the adequacy of its charter, including the Audit Committee’s role and responsibilities, and recommends and submits a reviewed charter including any proposed changes to the Board for annual approval of a new charter.

Corporate Governance and Nominating Committee

Our Corporate Governance and Nominating (“CG&N”) Committee consists of Mr. Klausner, Mr. Brown and Mr. Anderson who are independent members. Mr. Klausner serves as the chair of the CG&N Committee.

The functions of our CG&N committee include, among other duties and responsibilities:

●
to oversee the composition of the Board to ensure that qualified individuals, meeting the criteria of applicable rules and regulations, serve as members of the Board and its committees

●
to identify, review and evaluate individuals qualified to serve on the Board consistent with criteria approved by the Board as vacancies arise, and seeking out, to the extent reasonably possible, nominees to enhance the racial and gender diversity, expertise and independence of the Board;

●
to consider recommendations for Board nominees and proposals appropriately submitted by our stockholders pursuant to the procedures described in our Bylaws and/or proxy statement and to establish any policies, requirements, criteria and procedures, including policies and procedures to facilitate stockholder communications with the Board, and to recommend to the Board appropriate action on any such proposal or recommendation;

●
to consider and assess the independence of directors, including whether a majority of the Board continue to be independent from management in both fact and appearance, as well as within the meaning prescribed by the listing standards of Nasdaq;

●
to recommend to our Board the persons to be nominated for election as directors and to each of the Board's committees;

●
to oversee an annual evaluation of the Board;

●
to review and make recommendations to the Board with respect to management succession planning;

●
to oversee and evaluate compliance by the Board and management of the Company with the Company’s Code of Business Conduct and Ethics and the Corporate Compliance Program;

●
to develop and recommend to the Board corporate governance principles and guidelines; and

●
to oversee the evaluation and procurement of D&O insurance and other indemnification coverage for directors and officers.

Given the significant voting control exercised by certain of our existing stockholders, the CG&N Committee has not adopted a formal policy with respect to the consideration of nominees recommended by our stockholders, has not adopted any specific minimum qualifications for director nominees and has not adopted any formal processes for identifying and evaluating nominees. Pursuant to its charter, the CG&N Committee will consider all aspects of each candidate's qualifications and skills with the goal of ensuring, to the extent reasonably possible, that the Board has diversity of experience and perspectives as well as race, gender, geography, and areas of expertise. As vacancies arise, the CG&N Committee will seek to identify, review and evaluate individuals qualified to serve on the Board consistent with the above criteria along with criteria approved by the Board and to seek out nominees to enhance the relevant experience, expertise, diversity and needed qualifications of the Board. Stockholders desiring to recommend director nominees for consideration may send communications to the CG&N Committee to the care of our Corporate Secretary at 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091.

The CG&N Committee is governed by a written charter. The CG&N Committee Charter can be found in the Corporate Governance section of the Investors section of our website at www.monopartx.com. Information on our website is NOT incorporated by reference in this Proxy Statement. The CG&N Committee Charter complies with the guidelines established by Nasdaq. The charter of the CG&N Committee grants the CG&N Committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the CG&N Committee considers necessary or appropriate in the performance of its duties.

As required by its charter, the CG&N Committee conducts a self-evaluation at least annually. The CG&N Committee also annually reviews and assesses the adequacy of its charter, including the CG&N Committee’s role and responsibilities, and recommends and submits a reviewed charter including any proposed changes to the Board for annual approval of a new charter.

Compensation Committee

Our Compensation Committee consists of Mr. Anderson, Mr. Brown and Mr. Klausner who are independent members defined by Nasdaq rules applicable to compensation committee members. Mr. Anderson serves as the chair of the Compensation Committee.

During the year ended December 31, 2020, the Compensation Committee did not engage an independent third-party compensation expert, however the Compensation Committee subscribed to a well-known, reputable compensation survey consisting of 1,000 biotechnology, medical device and pharmaceutical companies, as one of the tools for benchmarking compensation of our senior management. The functions of our Compensation Committee include, among other duties and responsibilities:

●
to annually review and approve corporate goals and objectives relevant to our CEO's and senior management’s compensation;

●
to recommend our CEO's compensation including salary, non-equity incentive bonuses and long-term equity compensation for Board (excluding our CEO) review and approval;

●
to review and approve, or make recommendations to our Board with respect to, the compensation of our other executive officers including salary, non-equity bonuses and long-term equity compensation;

●
to oversee an evaluation of our senior executives;

●
to review and make recommendations to our Board with respect to non-employee director compensation including Board and committee fees and equity compensation; and

●
to prepare the annual Compensation Committee report to the extent required by SEC rules, when such requirement becomes applicable to us.

The Compensation Committee is governed by a written charter. The Compensation Committee Charter can be found in the Corporate Governance section of the Investors section of our website at www.monopartx.com. Information on our website is NOT incorporated by reference in this Proxy Statement. The Compensation Committee Charter complies with the guidelines established by Nasdaq.

As required by its charter, the Compensation Committee conducts a self-evaluation at least annually. The Compensation Committee also annually reviews and assesses the adequacy of its charter, including the Compensation Committee’s role and responsibilities, and recommends and submits a reviewed charter including any proposed changes to the Board for annual approval of a new charter.

Plan Administrator Committee

Our Plan Administrator Committee consists of Dr. Starr, Mr. Brown and Mr. Anderson who are independent members. The Plan Administrator Committee does not have a charter, but the functions of the Plan Administrator Committee include, among other duties and responsibilities:

●
to appoint individuals responsible for the day-to-day administration of the Plan including the issuance and routing of stock option grant and other stock-based award agreements based upon Plan Administrator Committee-approved grants and related recordkeeping and accounting functions;

●
pursuant to the Plan, to grant “performance based” and “time based” stock-based awards to our employees and consultants, with the exception of our officers, senior executives and non-employee directors (which are exclusively determined by the Compensation Committee of our Board);

●
to determine the number of shares of common stock and the type of awards granted under the Plan to awardees other than our officers, senior executives and non-employee directors; and

●
to determine restrictions and terms of awards including modifications or amendments to awards to awardees, other than our officers, senior executives and non-employee directors, under the Plan.

Board and Committee Meetings; Annual Meeting Attendance

In the year ended December 31, 2020, there were five meetings of the Board of Directors and nine unanimous written actions by Directors. There were five Audit Committee meetings, two Compensation Committee meetings, one CG&N Committee meeting and six unanimous written actions by the Plan Administrator Committee in 2020. All Board Members attended 100% of the total meetings of the Board and of the committees on which they served in 2020. The Company does not currently have a policy with regard to Board Members’ attendance at annual meetings of stockholders. All of our Board Members attended last year’s annual meeting of stockholders.

Independence of the Board of Directors

We believe it is important to have independent directors on our Board who can make decisions without being influenced by personal interests. Consistent with these considerations, after review of all relevant identified transactions or relationships between each Director, or any of his family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that the following directors are independent Directors within the meaning of the applicable Nasdaq listing standards: Dr. Starr, Mr. Brown, Mr. Anderson and Mr. Klausner. In making this determination, our Board found that none of the Directors had a material or other disqualifying relationship with us. Dr. Robinson, our President and Chief Executive Officer, is not an independent Director by virtue of his employment relationship with us, and similarly Dr. Mazar by virtue of his employment relationship with us is not an independent Director.

There are no family relationships among any of our Directors or executive officers.

Vote Required

               Directors are elected by a plurality of the votes cast, with the six nominees obtaining the greatest number of affirmative votes being elected as Directors, even if less than a majority. As a result, abstentions and broker non-votes will have no effect on the vote outcome.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

                    Our Audit Committee has selected BPM LLP as our independent registered public accounting firm for the year ending December 31, 2021 and has further directed that we submit the selection of BPM LLP for ratification by our stockholders at the Annual Meeting.

                    We are not required to submit the selection of our independent registered public accounting firm for stockholder approval but are submitting our selection of BPM LLP for stockholder ratification as a matter of good corporate governance. If the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BPM LLP. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in our best interests.

                   Representatives of BPM LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

    All audit, audit-related, tax and other services rendered by BPM LLP have been and will be reviewed, pre-approved and performance monitored by the Audit Committee. Audit and permissible non-audit services may be pre-approved by the Audit Committee delegate represented by Mr. Anderson, its chair, or Mr. Klausner, an Audit Committee member, if Mr. Anderson is not available. Pre-approval decisions are reported by the chair/delegate to the Audit Committee promptly but not later than the next scheduled Audit Committee meeting.

    In its review of BPM LLP's services, the Audit Committee considers, among other factors, the possible impact of the performance of such services on the independence of BPM LLP. The Audit Committee has determined that the services performed by BPM LLP for the year ended December 31, 2020 were compatible with maintaining the independence of BPM LLP. Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: "Board Committees" and "Report of the Audit Committee."

BPM LLP has audited our financial statements since 2015.

Fees for Independent Registered Public Accounting Firm

The following is a summary of the aggregate fees recorded by us on a generally accepted accounting principles basis for the audit and other services rendered by BPM LLP, our independent registered public accounting firm, for the years ended December 31, 2020 and 2019.

	For the Year Ended December 31,
Description of Services Provided by BPM LLP	2020	2019
Audit Fees: These services relate to review or audit of our financial statements.*	$224,367	$196,292
Audit-Related Fees: These services relate to assurance and services reasonably related to or derivative from the performance of the audit or review of our financial statements.	40,913	96,684
Tax Compliance Fees: These services relate to the preparation of our federal, state and foreign tax returns and other filings.	12,030	11,695
Tax Consulting and Advisory Services: These services primarily relate to the area of tax strategy and minimizing our Federal, state, local and foreign taxes.	—	—
All Other Fees	—	—

*Includes audit fees related to the audit of the prior year-end financial statements and the current year’s quarterly reviews.

Vote Required

    Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast. Because abstentions are not counted as votes cast for or against this proposal, they will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to assist the Board in its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to: (1) the integrity of the Company’s financial statements; (2) the quality of the accounting and financial reporting processes of the Company; (3) the effectiveness of the Company’s internal control over financial reporting; (4) the Company’s compliance with legal and regulatory requirements; and (5) the qualifications, independence, compensation and performance of the Company’s independent registered public accounting firm BPM LLP.

In fulfilling its responsibilities for the 2020 financial statements, the Audit Committee took the following actions:

●
analyzed, reviewed and discussed the audited and reviewed financial statements with management and BPM LLP;

●
reviewed and discussed with BPM LLP various communications that they provided to the Audit Committee, including the matters required to be discussed by the Public Company Accounting Oversight Board’s (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees; and

●
received from and discussed with BPM LLP their written disclosures and letter required by PCAOB standards regarding  their independence and further discussed directly with BPM LLP their independence from the Company.

Based on the review and discussions referred to in the foregoing paragraphs and other additional procedures, the Audit Committee recommended to the Board that the 2020 audited financial statements, including the footnotes thereto and the Management’s Discussion and Analysis and other sections which have financial content, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.

Audit Committee

/s/ Raymond W. Anderson, Chair

/s/ Michael J. Brown

/s/ Arthur J. Klausner

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE 2016 STOCK INCENTIVE PLAN

Purpose of the Proposal

Monopar’s Board is requesting stockholder approval of an amendment (“the 2016 3rd Plan Amendment”) to the Monopar Therapeutics Inc. 2016 Stock Incentive Plan, as previously amended (“the 2016 Plan”), inclusive of the 2016 3rd Plan Amendment referred to as “the Amended 2016 Plan”.

The differences between the terms of the 2016 Plan and the Amended 2016 Plan being presented for approval pursuant to this Proposal No. 3 are the removal of certain calendar-year individual award limits and other provisions related to I.R.C. Section 162(m) and an updated aggregate limit on Incentive Stock Options.

Why the Board Believes You Should Vote FOR Proposal No. 3

Background

Section 162(m) generally limits the deductibility of compensation paid to certain “covered employees” of a publicly held corporation to $1 million per year. Before the Tax Cuts and Jobs Act (the “Act”) was implemented, payments of qualified performance-based compensation made to covered employees were exempt from the $1 million annual limitation. The Act eliminated the exemption for qualified performance-based compensation.

Amendments

The Amended 2016 Plan deletes the limitations on the maximum numbers of certain types of awards that were intended to be eligible for the Section 162(m) performance-based compensation exemption and that could be granted to any employee in any calendar year. These limitations applied to all stock options and stock appreciation rights granted to employees, as well as stock awards and other stock-based awards and cash awards that were intended to qualify for the performance-based compensation exemption. The Amended 2016 Plan also deletes various other references to the 162(m) exemption, but retains general provisions that provide the ability to grant awards based on performance conditions.

The Amended 2016 Plan also limits the aggregate number of Incentive Stock Options to the maximum aggregate number of shares subject to all awards under the plan.

We believe deleting the 2016 Plan’s limitations on stock option and stock appreciation rights grants allows our Board greater flexibility in granting equity awards to new hires and for annual grants to employees, which may help attract and retain talent. The limits had previously been included in the 2016 Plan to ensure availability of the former exemption under Section 162(m) for qualified performance-based compensation, which is no longer available for future awards. If the individual limits remained in the plan, it would unduly restrict the Board’s flexibility in determining the appropriate mix of equity compensation, as the individual limits applied only to stock options and stock appreciation rights, but not other types of awards or all awards in the aggregate.

We also note that the individual limits had not been updated in connection with prior amendments to the 2016 Plan, which increased the total authorized shares from 700,000 to 1.6 million, and then from 1.6 million to 3.1 million. Similarly, the aggregate limit on incentives stock options had not been increased as the total plan limit had been increased.

The Amended 2016 Plan does not impact the total number of shares that may be granted under the 2016 Plan or make any other changes thereto.

Attracting and Retaining Talent

● A talented, motivated and effective management team and workforce are essential to the Company’s continued progress. Equity compensation has been an important component of total compensation at the Company because it is effective at getting employees to think and act like owners.

● Our equity grant practices are broad-based so that employees at all levels of the organization are personally invested in the Company’s future.

● 100% of employees receive equity grants as part of their new hire compensation packages and, as determined by performance, annual grants.

● We anticipate the need to hire new employees and we will need to incentivize both new and existing employees to continue advancing the Company’s goals that create long-term stockholder value. As our employee headcount and competition for top talent increases, so too will the requirements for our equity compensation program.

Board and Stockholder Approval

In April 2016, our Board and stockholders holding more than a majority of our outstanding stock at the time approved the Monopar Therapeutics Inc. 2016 Stock Incentive Plan. In March 2017, the 2016 Stock Incentive Plan Administrator as delegated by the Board, effected the 70-for-1 stock split for the 2016 Plan which increased the stock option pool from 10,000 to 700,000 and changed the stock options granted in 2016 and in February 2017 by a 70-for-1 factor. No other features were changed on the outstanding stock options granted.

The 2016 Plan was amended and restated in October 2017, which was approved by stockholders holding more than a majority of the Company’s outstanding common stock, in order to increase the maximum aggregate grants under the Plan from 700,000 to 1,600,000 shares of stock awards, stock options, stock appreciation rights, RSUs and other stock-based awards.

 The 2016 Plan was subsequently amended and restated in June 2020, which was approved by stockholders, in order to increase the maximum aggregate grants under the Plan from 1,600,000 to 3,100,000 shares of stock awards, stock options, stock appreciation rights, RSUs and other stock-based awards.

                As of April 16, 2021, the closing price of Monopar’s common stock as reported on the Nasdaq Capital Market was $5.31 per share, and a total of 12,569,933 shares of Monopar’s common stock were outstanding.

Description of the Amended 2016 Stock Incentive Plan

The material features of the Amended 2016 Plan are described below. The following description of the Amended 2016 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2016 Plan. Stockholders are urged to read the actual text of the Amended 2016 Plan in its entirety, which is attached to this Proxy Statement as Appendix A.

               Share Reserve

The total number of shares that may be issued under the Amended 2016 Plan will not exceed 3,100,000 shares reserved under the 2016 Stock Incentive Plan.

               Administration

The 2016 Plan provides that the administrator of the Plan will be our Board, a committee designated by our Board, or an individual designee (the “Administrator”). On February 28, 2018, our independent directors approved the appointment of a committee (the “Plan Administrator Committee”) consisting of three independent, non-employee directors (Dr. Starr, Mr. Brown, and Mr. Anderson) to serve as the Administrator of the Plan. The Plan Administrator Committee requires a quorum of at least two of the three members on all decisions. The Administrator has exclusive authority, consistent with laws and the terms of the 2016 Plan, to designate recipients of options and other stock-based awards to be granted thereunder and to determine the number and type of stock-based awards and the number of shares subject thereto, with the exception of officers, senior executives and non-employee directors (which are exclusively determined by the Compensation Committee of the Board). Prior to the formation of the Plan Administrator Committee, Mr. Brown was the Board-representative Administrator of the 2016 Plan.

               Eligibility

Under the 2016 Plan, awards may be granted only to our non-employee directors, employees and consultants or any employees of our subsidiaries; provided, however, that Incentive Stock Options may be granted only to our employees and employees of our subsidiaries (within the meaning of Section 424(f) of the Code). Awards outstanding as of April 16, 2021, consist of 72% of grants to executive officers and Acting Chief Medical Officer, 24% of grants to non-employee directors and 4% of grants to non-officer employees. As of April 16, 2021, we have four non-employee directors, eleven employees and one consultant that are eligible for awards.

Pricing

               Under the 2016 Plan, prior to the Company becoming listed on Nasdaq, the per share exercise price for the shares to be issued upon exercise of an option was determined by the Administrator, fair market value was set by our Board as determined by third party valuation reports or by recent financings as a private company, except that the per share exercise price may be no less than 100% of the fair value per share on the grant date. As a Nasdaq-listed company, fair market value is determined by the closing price of our common stock on the grant date.

Options

The per share exercise price for the shares to be issued upon exercise of an option shall be determined by the Administrator, except that the per share exercise price shall be no less than 100% of the fair market value per share on the grant date, except with respect to conversion awards. Subject to Section 15 of the 2016 Plan, the exercise price of an option may not be reduced without shareholder approval, nor may outstanding options be cancelled in exchange for cash, other awards or options with an exercise price that is less than the exercise price of the original option without shareholder approval. Options granted under the 2016 Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the option’s term as determined by the Administrator and as specified in the option agreement. The Administrator shall have the right to make the timing of the ability to exercise any option granted under the 2016 Plan subject to continued active employment (or retention in the case of a consultant or director), the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an option, the Administrator may reduce or eliminate any restrictions surrounding any participant’s right to exercise all or part of the option. Stock options generally expire after ten years.

Stock Appreciation Rights

A Stock Appreciation Right is a right that entitles the awardee to receive, in cash or shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the fair market value of a specified number of shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the grant date. Stock Appreciation Rights may be granted to awardees either alone (“freestanding”) or in addition to or in tandem with other awards granted under the 2016 Plan and may, but need not, relate to a specific option granted under the 2016 Plan. In 2020, we did not grant any Stock Appreciation Rights under the Plan.

Stock Awards

Each Stock Award agreement shall contain provisions regarding (i) the number of shares subject to such stock award or a formula for determining such number, (ii) the purchase price of the shares, if any, and the means of payment for the shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with the 2016 Plan, as may be determined from time to time by the Administrator. In 2020, we did not grant any Stock Awards under the Plan.

Other Stock-Based Awards

An “Other Stock-Based Award” means any other type of equity-based or equity-related award not otherwise described by the terms of the 2016 Plan (including the grant or offer for sale of unrestricted shares), as well as any cash bonus based on the attainment of qualifying performance criteria, in such amount and subject to such terms and conditions as the Administrator shall determine. Such awards may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares or pursuant to attainment of a performance goal. In 2020, we issued restricted stock units.

Limited Transferability

               Unless determined otherwise by the Administrator, an award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an award transferable to an awardee’s family member or any other person or entity provided the awardee does not receive consideration for such transfer. If the Administrator makes an award transferable, either as of the grant date or thereafter, such award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

Change of Control

In the event of a change of control, unless otherwise determined by the Administrator as of the grant date of a particular award (or subsequent to the grant date), the following acceleration, exercisability and valuation provisions shall apply: (i) on the date that such change of control occurs, any or all options and Stock Appreciation Rights awarded under the 2016 Plan not previously exercisable and vested shall become fully exercisable and vested; (ii) except as may be provided in an individual severance or employment agreement (or severance plan) to which an awardee is a party, in the event of an awardee’s termination of employment within two (2) years after a change of control for any reason other than because of the awardee’s death, retirement, disability or termination for cause, each option and Stock Appreciation Right held by the awardee (or a transferee) that is vested shall remain exercisable until the earlier of the third (3rd) anniversary of such termination of employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term; (iii) on the date that such change of control occurs, the restrictions and conditions applicable to any or all Stock Awards and Other Stock-Based Awards shall lapse and such awards shall be fully vested. Unless otherwise provided in an award at the grant date, upon the occurrence of a change of control, any performance-based award shall be deemed fully earned at the target amount as of the date on which the change of control occurs. All Stock Awards, Other Stock-Based Awards and cash awards shall be settled or paid within thirty (30) days of vesting hereunder; (iv) the Administrator, in its discretion, may determine that, upon the occurrence of a change of control of the Company, each option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each participant shall receive, with respect to each share subject to such option or Stock Appreciation Right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of such change of control over the exercise price per share of such option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Administrator, in its discretion, shall determine, and if there is no excess value, the Administrator may, in its discretion, cancel such awards.

Adjustments

In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting our capital structure or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, liquidation, disaffiliation, or similar event affecting us or any of our subsidiaries, the Administrator or our Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable. In the case of share changes, such adjustments shall be mandatory in order to avoid material impairment of any outstanding award; provided, however, the Administrator or the Board shall retain discretion to determine the appropriate and equitable substitutions and adjustments that will be made to avoid such material impairment.

Amendment and Termination

Our Board may amend, alter or discontinue the 2016 Plan or any award agreement, but any such amendment shall be subject to approval of our stockholders in the manner and to the extent required by applicable law.

U.S. Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences under the Internal Revenue Code of 1989 (“the Code”) to participants and us with respect to participation in the Amended 2016 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the Amended 2016 Plan. The Amended 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of the Code and the satisfaction of our tax reporting obligations.

Non-statutory Stock Options (“NSOs”)

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our subsidiaries, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options (“ISOs”)

The Amended 2016 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year. For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised. We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards (“RSUs”)

Generally, the recipient of an RSU award structured to comply with the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to an RSU award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the RSU award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code (including delivery upon achievement of a performance goal), in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from an RSU award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the RSU award.

New Benefits

All awards under the Amended 2016 Plan are made at the discretion of our Plan Administrator Committee or our Board (upon Compensation Committee recommendation), as applicable, and no awards have been granted under the Amended 2016 Plan subject to stockholder approval of this Proposal No. 3. Therefore, the benefits and amounts that will be received or allocated under the Amended 2016 Plan are not determinable at this time.

We have already granted our annual equity compensation awards for 2021 to our employees and do not have any current plans to issue additional awards that are in excess of the individual award limits that are being removed from the Amended 2016 Plan at this time. However, if the Amended 2016 Plan is approved, we will have the flexibility to do so if our Board and/or the applicable committee determines it is appropriate to grant awards in excess of the limits in the future.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2020, with respect to shares of our common stock that may be issued under existing equity compensation plans.

        All of our equity compensation plans have been approved by our security holders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders (1)	1,298,643	$4.47	1,777,768

       (1) The Monopar Therapeutics Inc. 2016 Stock Incentive Plan.

Vote Required

The amendment to the 2016 Stock Incentive Plan must be approved by a majority of the votes cast on the proposal. As a result, abstentions and broker non-votes will have no effect on the vote outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

We have structured our Board in a way that we believe effectively serves our objectives of corporate governance and management oversight. We separate the roles of Chief Executive Officer and Executive Chairman of the Board in recognition of the differences between the two roles. We believe that the Chief Executive Officer should be responsible for Monopar’s day-to-day leadership and performance, while our Executive Chairman of the Board should work with our Chief Executive Officer and the rest of our Board to help set our strategic direction and provide guidance to, and oversight of our Chief Executive Officer. Our Executive Chairman sets the agenda for Board meetings and presides over them.

Pursuant to our Audit Committee Charter, our Audit Committee is responsible for the oversight of our risk management programs, and specifically:

●
Risk assessment and risk management. The Audit Committee shall review (at least annually or as needed due to specific circumstances) with the Company’s management and the independent registered public accounting firm the Company’s policies, procedures and current status with respect to risk assessment and risk management including steps taken by management to monitor, mitigate and manage risk exposures; and

●
The Audit Committee review shall also include the Company’s major financial risk exposures and other major risk exposures as assigned by the Board to the Audit Committee for oversight. The Audit Committee shall review with the Company’s senior management our overall anti-fraud programs and controls. The Audit Committee shall consider the risk of the Company’s management’s ability to override the Company’s internal controls.

Director Compensation for the Year Ended December 31, 2020

The following table sets forth the compensation of our non-employee directors during the year ended December 31, 2020.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)	Total ($)

Christopher M. Starr, Ph.D.	120,000	16,667	48,749	—	185,416
Michael J. Brown	62,000	16,667	48,749	—	127,416
Raymond W. Anderson	72,500	16,667	48,749	—	137,916
Arthur J. Klausner	64,500	16,667	48,749	—	129,916

(1) The amounts in this column represent the aggregate grant date fair value of stock-based awards granted during the year ended December 31, 2020, to the non-employee directors, computed in accordance with FASB ASC Topic 718. The fair value of restricted stock units are based upon the closing price on the date of grant. For a discussion of valuation assumptions, see Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 25, 2021

(2) The amounts in this column represent the aggregate grant date fair value of stock-based awards granted during the year ended December 31, 2020, to the non-employee directors, computed in accordance with FASB ASC Topic 718. The fair value of stock options is estimated on the date of grant using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 25, 2021.

As of December 31, 2020, our non-employee directors held the following number of stock options(1):

Name	Aggregate Number of Shares Subject to Stock Options

Christopher M. Starr, Ph.D.	199,746
Michael J. Brown	52,770
Raymond W. Anderson	52,770
Arthur J. Klausner	52,770

  (1) There were no unvested restricted stock units as of December 31, 2020.

                  The table below reflects the non-equity fee schedule for non-employee directors for 2020. Long-term equity compensation is determined annually utilizing the Black-Scholes valuation model along with review of peer group companies.

Position	Annual Fees ($)*

Board Member
Independent Board Member Base Fee	40,000
Additional Fee for Executive Chairman of the Board	80,000

Committees
Committee fees are in addition to the base Board Member fee.

Audit Committee
Audit Committee Chair	15,000
Audit Committee Member	10,000

Compensation Committee
Compensation Committee Chair	12,500
Compensation Committee Member	7,000

Corporate Governance and Nomination Committee (CG&N)
CG&N Committee Chair	7,500
CG&N Committee Member	5,000

*Paid quarterly in arrears.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. It also applies to all of our employees and our non-employee directors. Our Code of Business Conduct and Ethics is available on our website at www.monopartx.com and will be provided to any person without charge upon request. Information on our website is NOT incorporated by reference in this Proxy Statement.

EXECUTIVE OFFICERS

    Our current executive officers, their respective ages as of the date of this Proxy Statement and positions are set forth in the following table. Biographical information regarding each executive officer (other than Dr. Robinson and Dr. Mazar) is set forth following the table. Biographical information for Dr. Robinson and Dr. Mazar is set forth above under Proposal No. 1 (Election of Directors).

Name	Age	Positions
Chandler D. Robinson, MD MBA MSc	37	Chief Executive Officer, Director
Andrew P. Mazar, Ph.D.	59	Executive Vice President of Research and Development, Chief Scientific Officer, Director
Kim R. Tsuchimoto	58	Chief Financial Officer, Secretary and Treasurer
Patrice Rioux, MD, Ph.D.	70	Acting Chief Medical Officer

Kim R. Tsuchimoto – Chief Financial Officer

    Ms. Tsuchimoto has been our Chief Financial Officer since June 2015. Ms. Tsuchimoto spent over nine years at Raptor, a biopharmaceutical company, as its Chief Financial Officer from Raptor’s inception in May 2006 until September 2012, as Raptor’s Vice President of International Finance, Tax & Treasury from September 2012 to February 2015, and lastly as Raptor’s Vice President, Financial Planning & Analysis and Internal Controls from February to May 2015. Prior to Raptor, Ms. Tsuchimoto spent eight years at BioMarin, a biopharmaceutical company, and its predecessor, Glyko, Inc., where she held the positions of Vice President-Treasurer, Vice President-Controller and Controller. Ms. Tsuchimoto received a B.S. in Business Administration from San Francisco State University. She holds an inactive California Certified Public Accountant license.

Patrice Rioux, MD, Ph.D. – Acting Chief Medical Officer

    Dr. Rioux has been our Acting Chief Medical Officer since December 2016. Dr. Rioux has been performing development, medical/regulatory, and clinical consulting services through his consulting company, pRx Consulting, LLC from June 2004 to the present. Dr. Rioux received his medical education at Faculté de Médecine Pitié-Salpetriere, Université Paris VI, Paris, France, his Ph.D. in Mathematical Statistics at Faculté des Sciences, Université Paris VII, France and his Degree of Pharmacology (pharmacokinetics and clinical pharmacology) at Faculté de Médecine Pitié-Salpetriere.

EXECUTIVE COMPENSATION

Summary Compensation Table

    The following table sets forth for the years ended December 31, 2020 and 2019, the compensation of the Company’s Chief Executive Officer and the Company's two highest compensated executive officers whose compensation exceeded $100,000 during our last fiscal year.

Name and Positions	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)(2)	Option Awards ($) (1)(2)	Non-Equity Incentive Plan ($) (3)	All Other Compensation (4)	Total ($)

Chandler D. Robinson, MD, Chief Executive Officer and Director	2020	504,488	—	347,752	637,924	98,400	—	1,588,564
	2019	386,250	62,494	—	—	37,506	55,000	541,250

Andrew P. Mazar, Ph.D., Executive Vice President of Research & Development, Chief Scientific Officer and Director	2020	438,008	—	100,182	293,381	41,000	—	872,571
	2019	360,500	21,746	—	—	28,254	55,000	465,500

Kim R. Tsuchimoto, Chief Financial Officer	2020	218,004	14,980	63,654	186,411	40,300	—	523,349
	2019	141,625	8,901	—	—	11,099	21,600	183,225

(1) The amounts in these columns represent the aggregate grant date fair value of restricted stock units and stock options awarded, respectively, during the applicable year to the named executive officers, computed in accordance with FASB ASC Topic 718. The fair value of restricted stock units reflected in the Stock Awards column is based upon the closing price on the date of grant. The fair value of stock options in the Option Awards column is estimated on the date of grant using the Black-Scholes option pricing model. For a discussion of valuation assumptions, see Note 4 to our consolidated financial statements included in our Annual Report on Form 10-K filed on March 25, 2021.

(2) In 2020, Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto were granted stock options to purchase up to 70,000, 32,193 and 20,455 shares of our common stock, respectively, at an exercise price of $14.35 per share, as discussed below in the section “Outstanding Equity Awards at Fiscal Year End”. Based upon the Black-Scholes valuation model for stock option compensation expense, the value of Dr. Robinson’s, Dr. Mazar’s and Ms. Tsuchimoto’s stock options was $637,924, $293,381, and $186,411, respectively. The stock options vest 6/48ths on June 30, 2020 and 1/48th per month thereafter.

In 2020, Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto were granted 26,895, 7,748 and 4,923 restricted stock units which vest 25% on January 1, 2021, January 1, 2022, January 1, 2023 and January 1, 2024. Based upon the closing price on the date of grant, the value of Dr. Robinson’s, Dr. Mazar’s and Ms. Tsuchimoto’s restricted stock units was $347,752, $100,182, and $63,654, respectively.

(3) In 2020 and 2019, non-equity incentive plan represents partial fulfillment of pre-set 2019 and 2020 corporate and individual goals, respectively.

(4) For 2019, All Other Compensation consisted of the following: for Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto in lieu of Benefits of $55,000, $55,000 and $21,600, respectively.

    In determining our CEO’s, other executive officers’ and non-employee directors’ compensation, the Compensation Committee reviewed the Company’s 2020 peer group (as developed and recommended by the Chair of the Compensation Committee and accepted by the Compensation Committee) used for the base salary analysis and equity compensation. Non-equity bonuses for our CEO and other executive officers were determined based upon the partial achievement of pre-set 2020 goals. In 2020, an additional bonus was granted to Ms. Tsuchimoto in recognition for an increased time commitment which commenced in mid-2019. In determining long-term equity compensation for our CEO, other executive officers and non-employee directors, the Compensation Committee determined the Company’s 2020 peer group’s median value of the Black-Scholes fair value of the combined restricted stock units and stock option awards as reported in the peer companies’ proxy statements for each position of interest. The Company then issued equity awards as recommended by the Compensation Committee and approved by our Board. The Compensation Committee develops and recommends compensation only for our CEO, other executive officers and non-employee directors for review and approval by our Board. The CEO is recused from discussion and determining his compensation, but is involved in determining the compensation of other executive officers and non-employee directors. The CSO is recused from discussion and determination of his compensation in the Board review and approval of the Compensation Committee’s recommendation.

   Employment Agreements

In December 2016, we entered into an employment agreement with Dr. Robinson for his role as our chief executive officer. Although we have been paying Dr. Robinson as our employee since January 1, 2016, we did not enter into a formal employment agreement until December 2016. Dr. Robinson’s employment agreement is for an indefinite term (for at-will employment). The agreement was amended and restated on November 1, 2017.

Under his 2017 employment agreement, Dr. Robinson received a $375,000 per year base salary, which may be adjusted from time to time in accordance with normal business practice and in our sole discretion. In addition, Dr. Robinson is eligible for an annual performance bonus, of up to 50% of his base salary, based on achieving pre-set, written goals as recommended by our Compensation Committee and approved by our Board. Until we obtained retirement and healthcare benefits for our eligible employees and Dr. Robinson elected to opt-in to such benefits, Dr. Robinson was entitled to an additional salary of at least $4,583.33 per month (or such greater amount as determined by our Board) in lieu of such benefits. Effective January 1, 2019, the Board approved a cost of living increase resulting in a new base salary for Dr. Robinson of $386,250 plus the continuation of payments in lieu of benefits. In March 2019, the Board awarded to Dr. Robinson a bonus of $7,500 related to 2018 performance. In January 2020, the Board approved a performance bonus to Dr. Robinson which included $37,506 for the partial achievement of preset 2019 goals plus $62,494 in recognition for the achievement of an initial public offering of Monopar’s stock on Nasdaq. Effective January 1, 2020, the Board approved a new base salary for Dr. Robinson of $504,488 with taxable benefits of zero. Effective November 1, 2020, we began to offer health insurance in which Monopar covers 80% of the premium for all employees. In February 2021, the Board awarded to Dr. Robinson a bonus of $98,400 related to the partial achievement of pre-set 2020 non-equity incentive plan goals.

On November 1, 2017, we entered into an employment agreement with Dr. Mazar for his role as our Executive Vice President of Research and Development and Chief Scientific Officer. Dr. Mazar’s employment agreement is for an indefinite term (for at-will employment). Under his 2017 employment agreement, Dr. Mazar received a $350,000 per year base salary, which may be adjusted from time to time in accordance with normal business practice and in our sole discretion. In addition, Dr. Mazar is eligible for an annual performance bonus, of up to 40% of his base salary, based on achieving pre-set, written goals as recommended by our Compensation Committee and approved by our Board. Until we obtained retirement and healthcare benefits for our eligible employees, as discussed above, and Dr. Mazar elected to opt-in to such benefits, Dr. Mazar is entitled to an additional salary of at least $4,583.33 per month (or such greater amount as determined by our Board) in lieu of such benefits. Effective January 1, 2019, the Board approved a cost of living increase resulting in a new base salary for Dr. Mazar of $360,500. In March 2019, the Board awarded to Dr. Mazar a bonus of $5,600 related to 2018 performance. In January 2020, the Board approved a performance bonus to Dr. Mazar which included $28,254 for the partial achievement of preset 2019 goals plus $21,746 in recognition for the achievement of an initial public offering of Monopar’s stock on Nasdaq. Effective January 1, 2020, the Board approved a new base salary for Dr. Mazar of $438,008 with taxable benefits of zero. In February 2021, the Board awarded to Dr. Mazar a bonus of $41,000 related to the partial achievement of pre-set 2020 non-equity incentive plan goals.

On November 1, 2017, we entered into an employment agreement with Ms. Tsuchimoto for her role as our Chief Financial Officer. Ms. Tsuchimoto’s employment agreement is for an indefinite term (for at-will employment). The agreement was amended on March 1, 2018. Under her employment agreement, Ms. Tsuchimoto received a $137,500 per year base salary to reflect 50% time, which may be adjusted from time to time in accordance with normal business practice and in our sole discretion. Ms. Tsuchimoto was entitled to an additional salary of up to $1,800 per month in lieu of medical, dental and vision benefits until such time the Company has such benefit plans in place. In addition, Ms. Tsuchimoto is eligible for an annual performance bonus, of up to 40% of her base salary, based on achieving pre-set, written goals as recommended by our Compensation Committee and approved by our Board. Effective January 1, 2019, the Board approved a cost of living increase resulting in a new base salary for Ms. Tsuchimoto of $141,625. In March 2019, the Board awarded to Ms. Tsuchimoto a bonus of $2,200 related to 2018 performance. In January 2020, the Board approved a performance bonus to Ms. Tsuchimoto which included $11,099 for the partial achievement of preset 2019 goals plus $8,901 in recognition for the achievement of an initial public offering of Monopar’s stock on Nasdaq. In January 2020, Ms. Tsuchimoto received an additional bonus of $14,980 in recognition of additional hours worked commencing in mid-2019 for the remainder of 2019. Effective January 1, 2020, the Board approved a new base salary for Ms. Tsuchimoto of $218,004 with taxable benefits of zero. In February 2021, the Board awarded to Ms. Tsuchimoto a bonus of $40,300 related to the partial achievement of pre-set 2020 non-equity incentive plan goals.

Outstanding Equity Awards at December 31, 2020

The following table sets forth outstanding stock option awards held by named executive officers as of December 31, 2020.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Chandler D. Robinson, M.D., Chief Executive Officer and Director	17,500(1)	52,500(1)	$14.35	February 11, 2030
	77,031(2)	68,469(2)	$6.00	August 27, 2028
	80,500(3)	3,500(3)	$0.001	February 19, 2027
	84,000(4)	—(4)	$0.001	April 3, 2026
					26,895	164,597

Andrew P. Mazar, Ph.D., Executive Vice President of Research and Development and Chief Scientific Officer and Director	8,048(1)	24,145(1)	$14.35	February 11, 2030
	71,096(2)	63,204(2)	$6.00	August 27, 2028
	80,500(3)	3,500(3)	$0.001	February 19, 2027
	84,000(4)	—(4)	$0.001	April 3, 2026
					7,748	47,418

Kim R. Tsuchimoto, Chief Financial Officer	5,114(1)	15,341(1)	$14.35	February 11, 2030
	21,762(2)	19,338(2)	$6.00	August 27, 2028
	22,540(3)	980(3)	$0.001	February 19, 2027
	21,000(4)	—(4)	$0.001	April 3, 2026
					4,923	30,129

(1)
Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto were granted stock option awards on February 11, 2020, which commenced vesting on January 1, 2020, and vested 6/48ths on the six-month anniversary of vesting commencement date (June 30, 2020) and vest 1/48th per month thereafter.

(2)
Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto were granted stock option awards on August 28, 2018 which commenced vesting on October 1, 2018 and vested 6/51 on the six-month anniversary of vesting commencement date (March 31, 2019) and vest 1/51 per month thereafter.

(3)
Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto were granted stock option awards on February 20, 2017 which vested 6/48ths on the six-month anniversary of grant date (August 20, 2017) and 1/48th per month thereafter.

(4)
Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto were granted stock option awards on April 4, 2016 which vested 50% on the grant date (April 4, 2016), 25% on the six-month anniversary of the grant date (October 4, 2016) and 25% on the one-year anniversary of the grant date (April 3, 2017).

(5)
The value of RSUs shown in the table that have not yet vested was calculated using $6.12, the closing price of our common stock on December 31, 2020.

Potential Payments upon Termination or Change in Control

Each of Dr. Robinson’s, Dr. Mazar’s and Ms. Tsuchimoto’s employment agreements provides that upon execution and effectiveness of a release of claims, Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto will be entitled to severance payments if their employment with us terminates under certain circumstances. If we terminate their employment without “cause,” or if Dr. Robinson, Dr. Mazar or Ms. Tsuchimoto resigns for “good reason,” in each case absent a “change in control,” Dr. Mazar and Dr. Robinson would receive, (1) base salary continuation for 12 months, (2) to provide that any equity awards will continue vesting, (3) payment of or reimbursement for COBRA continuation coverage until the earlier of 12 months following termination or the date the executive becomes eligible for coverage under an employer’s plan and (4) to the extent allowed by applicable law and the applicable plan documents, continue to provide all of our employee benefit plans and arrangements that the employee was receiving at the time of termination. Ms. Tsuchimoto would receive, (1) base salary continuation for 3 months, (2) to provide that any equity awards will continue vesting, (3) if Ms. Tsuchimoto is full-time, payment of or reimbursement for COBRA continuation coverage until the earlier of 12 months following termination or the date the executive become eligible for coverage under an employer’s plan and (4) to the extent allowed by applicable law and the applicable plan documents, continue to provide all of our employee benefit plans and arrangements that the employee was receiving at the time of termination. In addition, equity awards held by the terminated employee, that vest solely on the passage of time, will be accelerated by 12 months.

If Dr. Robinson’s or Dr. Mazar’s employment is terminated without cause or for good reason within 12 months following a change in control, they would be entitled to (1) a lump sum payment in an amount equal to 1.5 times his respective base salary plus target annual bonus for the year in which the termination occurs, (2) payment of or reimbursement for COBRA continuation coverage until the earlier of 18 months following termination or the date the executive becomes eligible for coverage under an employer’s plan and (3) full vesting acceleration of all outstanding equity awards. If either of Dr. Mazar’s or Dr. Robinson’s employment is terminated because of death or permanent disability, we will be obligated to provide base salary continuation and COBRA payment or reimbursement for a period of three months.

If Ms. Tsuchimoto’s employment is terminated without cause or for good reason within 12 months following a change in control, she would be entitled to (1) a lump sum payment in an amount equal to ..25 times her base salary plus target annual bonus for the year in which the termination occurs, (2) if Ms. Tsuchimoto is full-time, payment of or reimbursement for COBRA continuation coverage until the earlier of 3 months following termination or the date the executive becomes eligible for coverage under an employer’s plan and (3) full vesting acceleration of all outstanding equity awards. If Ms. Tsuchimoto’s employment is terminated because of death or permanent disability, we will be obligated to provide base salary continuation and COBRA payment or reimbursement for a period of three months.

Upon any termination of employment, Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto are entitled to receive any accrued but unpaid base salary and any earned but unpaid annual bonus.

The employment agreements with Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto provide that, in the event that any payments the executives received in connection with a change in control of our Company are subject to the excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended, such payments will be reduced to the greatest amount payable that would not result in no such tax owed, but only if it is determined that such reduction would cause the executive to be better off, on a net after-tax basis, than without such reduction and payment of the excise tax under Section 4999 of the Code.

Description of the 2016 Stock Incentive Plan

For a detailed description of the 2016 Stock Incentive Plan, please read the section “Description of the Amended 2016 Stock Incentive Plan” which discloses the general provisions of the 2016 Plan before and after the proposed 2016 3rd Plan Amendment.

Pension Benefits

We do not have a defined benefit pension plan. Our named executive officers did not participate in, or otherwise receive any special benefits under, any pension or defined benefit retirement plan sponsored by us during the year ended December 31, 2020.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees. The plan is intended to qualify as a tax-qualified plan under Section 401(k) of the Code so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan.

The 401(k) plan provides that each participant may contribute up to 100% of his or her pre-tax compensation, up to a statutory limit, which is $19,500 for 2020, a $500 rise from the 2019 limit. Participants who are at least 50 years old can also make “catch-up” contributions, which in 2020 may be up to an additional $6,500 above the statutory limit. Employees become eligible to participate in the 401(k) plan after four months of active employment with the Company.

Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions. Employee contributions are held and invested by the plan’s trustee. The 401(k) plan also permits us to make discretionary profit-sharing contributions and discretionary matching contributions, subject to established limits and a vesting schedule. To date, we have not made any discretionary profit sharing or discretionary matching contributions to the plan on behalf of participating employees.

Nonqualified Deferred Compensation

During the year ended December 31, 2020, our named executive officers did not contribute to, or earn any amount with respect to, any defined contribution or other plan sponsored by us that provides for the deferral of compensation on a basis that is not tax-qualified.

Hedging Policy

Our Insider Trading Policy prohibits short sales of our stock and short-swing transactions by our officers and non-employee directors. We have not adopted any other practices or policies regarding the ability of our employees (including officers) or non-employee directors to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our securities that are held by them.

CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS

Relationships and Related-Person Transactions

Since January 2020, other than disclosed below, we have not engaged reportable transactions with our co-founders, directors, executive officers, holders of more than 5% of our voting securities, and affiliates or immediate family members of our directors, executive officers and holders of more than 5% of our voting securities, and our co-founders.

Registration Rights

               We are subject to an agreement with TacticGem, LLC (“TacticGem”), our largest stockholder, which obligates us to file a Form S-3 or other appropriate form of registration statement covering the resale of any of our common stock by TacticGem, or its members Gem Pharmaceuticals, LLC, or Tactic Pharma, LLC, upon direction by TacticGem. We are required to use our best efforts to have such registration statement declared effective as soon as practical after it is filed. In the event that such registration statement for resale is not approved by the SEC, and TacticGem submits a written request, we are required to prepare and file a registration statement on Form S-1 registering such common stock for resale and to use our best efforts to have such registration statement declared effective as soon as practical thereafter. Additionally, if we propose to register our common stock for sale for cash, TacticGem and its members have the right to include some of their shares in such registration. After registration, pursuant to these rights, these shares will become freely tradable without restriction under the Securities Act other than pursuant to restrictions on affiliates under Rule 144.

Stock Purchases by Non-Employee Directors, Named Executive Officers and Greater than 5% Stockholders

During the year ended December 31, 2020, there were no stock purchases by non-employee directors, named executive officers and greater than 5% stockholders.

Procedures for Related-Person Transactions

A “related person” includes any director, nominee for director or executive officer of the Company; a beneficial owner of more than five percent of any class of our voting securities; and a person who is an immediate family member of any such director, nominee for director, executive officer or more-than-five percent beneficial owner (the term “immediate family member” shall include any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and any person (other than a tenant or employee) sharing the household of any such director, nominee for director, executive officer or more- than-five percent beneficial owner).

Our Board has adopted our Audit Committee Charter which delegates the review and approval of related-person transactions to the Audit Committee. The Audit Committee reviews and approves or disapproves any transaction required to be disclosed according to SEC Regulation S-K, Item 404 between the Company and any related party on an on-going basis and oversees policies and procedures for the Audit Committee’s judgments as to related party transactions as required by Nasdaq. Our Audit Committee will discuss with our management the business rationale for the transactions and whether appropriate disclosures have been made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the related notes present information on the beneficial ownership of shares of our common stock, our only outstanding class of stock, as of April 16, 2021 by:

●
each of our directors;

●
each of our named executive officers;

●
all of our current directors and executive officers as a group; and

●
each person known by us to beneficially own more than five percent of our common stock

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of our common stock that may be acquired by an individual or group within 60 days of April 16, 2021 pursuant to the exercise of options, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Beneficial ownership is based upon 12,569,933 shares of our common stock outstanding as of April 16, 2021.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders.

Name and Address of Beneficial Owner
*Unless otherwise noted, addresses are: 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091	Shares of Common Stock Beneficially Owned	Percent of Class Held
TacticGem, LLC(1)	7,166,667	57.0%
Tactic Pharma LLC(1)	4,277,940	34.0%
Diane M. Hendricks(1) 200 Randolph Avenue, Huntsville, AL 35801	3,524,144	28.0%
Gem Pharmaceuticals LLC(1) 200 Randolph Avenue, Huntsville, AL 35801	3,055,394	24.3%
Chandler D. Robinson, Chief Executive Officer and Director(2)	302,486	2.4%
Christopher M. Starr, Executive Chairman and Director(3)	252,297	2.0%
Andrew P. Mazar, Executive Vice President of Research and Development, Chief Scientific Officer and Director(4)	278,934	2.2%
Michael J. Brown, Director(5)	265,921	2.1%
Raymond W. Anderson, Director(6)	56,921	*
Arthur J. Klausner, Director(7)	59,607	*
Kim R. Tsuchimoto, Chief Financial Officer(8)	78,608	*
Patrice P. Rioux, Acting Chief Medical Officer(9)	69,296	*
Named executive officers and directors as a group (8 persons plus Tactic Pharma)(10)	5,642,009	41.5%

(1)
Tactic Pharma shares voting and investment power over 4,111,273 shares of our common stock owned by TacticGem, and Gem shares voting and investment power over 3,055,394 shares of our common stock owned by TacticGem, because pursuant to the TacticGem limited liability company agreement all votes of our common stock are passed through to Tactic Pharma and Gem in proportion to their percentage interests in TacticGem. After an initial holding period, which ended after we were subject to the reporting requirements of the Exchange Act and filed all required reports for a period of at least 12 months, either member of TacticGem can cause up to its proportionate shares of our common stock to be distributed to it. Tactic Pharma holds 166,667 shares of stock in its own name. Dr. Mazar and Dr. Robinson are managers of Tactic Pharma; because of this, they may be deemed to control voting and dispositive power over 4,111,273 shares of our common stock owned by TacticGem, and over our common stock owned by Tactic Pharma. Gem is controlled by Pharma Investments, LLC, which is in turn controlled by Diane M. Hendricks. DMH Business LLC, controlled by Ms. Hendricks, purchased 468,750 shares in our initial public offering. The amount controlled by Ms. Hendricks includes Gem’s ownership and DMH Business LLC’s ownership.

(2)
Includes 284,086 common stock options that are vested or vest within 60 days after April 16, 2021.

(3)
Includes 200,857 common stock options that are vested or vest within 60 days after April 16, 2021.

(4)
Includes 263,665 common stock options that are vested or vest within 60 days after April 16, 2021.

(5)
Includes 53,881 common stock options that are vested or vest within 60 days after April 16, 2021.

(6)
Includes 53,881 common stock options that are vested or vest within 60 days after April 16, 2021.

(7)
Includes 52,567 common stock options that are vested or vest within 60 days after April 16, 2021.

(8)
Includes 77,556 common stock options that are vested or vest within 60 days after April 16, 2021.

(9)
Includes 50,863 common stock options that are vested or vest within 60 days after April 16, 2021.

(10)
Includes voting power over 4,277,940 shares held by Tactic Pharma which certain of our Board Members and executive officers own and control. Although no single person has a controlling interest in Tactic Pharma, acting together, they are able to control Tactic Pharma.

          * Less than 1%

DELINQUENT SECTION 16(A) REPORTS

On January 30, 2020, our Acting Chief Medical Officer, Dr. Rioux, was granted stock options which were reported on a Form 4 on February 20, 2020. On January 31, 2020, our non-employee directors, Dr. Starr, Mr. Brown, Mr. Anderson and Mr. Klausner, along with our officers, Dr. Robinson, Dr. Mazar and Ms. Tsuchimoto, were granted stock options and restricted stock units which were reported on Forms 4 on February 20, 2020. On September 30, 2020, our non-employee directors, Dr. Starr, Mr. Brown, Mr. Anderson and Mr. Klausner, each received 322 shares of common stock resulting from vesting of restricted stock unit were reported on Forms 4 on January 5, 2021. All late filings were a result of administrative errors.

OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at our Annual Meeting. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our corporate Secretary in the form prescribed by our Amended and Restated Bylaws, as described below.

SECURITY HOLDER COMMUNICATIONS TO THE BOARD OF DIRECTORS

Security holders may send communications to the Board of Directors to Chandler D. Robinson, CEO, Co-Founder and Director, 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the proxy statement for the 2022 annual meeting of stockholders pursuant to SEC Rule 14a-8 must be received by our corporate Secretary no later than the close of business on January 3, 2022. However, if the date of our 2022 annual meeting is moved by more than 30 days from the date of our 2021 annual meeting, we will announce a new deadline that will be a reasonable time before we print and send proxy materials. In order to be considered for inclusion in our proxy statement, these proposals must satisfy the requirements of SEC Rule 14a-8.

Stockholders who intend to present a stockholder proposal before the 2022 annual meeting of stockholders (other than pursuant to SEC Rule 14a-8) must deliver written notice of the proposal to our corporate Secretary at least 45 days prior to the one-year anniversary of the date proxy materials were first made available for the 2021 annual meeting (that is, by March 19, 2022); provided, however, that if the 2022 annual meeting date is changed by more than 30 days from the anniversary date of the 2021 annual meeting, then such notice must be received a reasonable time before we print and sent proxy materials. If a stockholder fails to meet these deadlines or fails to satisfy the requirements of SEC Rule 14a-4, the persons named in the proxy will be allowed to use their discretionary voting authority to vote on any such proposal as they determine appropriate if and when the matter is raised at the 2022 annual meeting.

We have not received notice of any proposals intended to be presented by stockholders at our 2021 Annual Meeting of Stockholders. If any such proposal is presented, the persons named in the proxy will be allowed to use their discretionary voting authority to vote on any such proposal as they determine appropriate if and when the matter is raised at the 2021 Annual Meeting.

All notices of proposals or nominations, as applicable, must be addressed to our Corporate Secretary at 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091.

DELIVERY OF PROXY STATEMENT

Our Annual Report to stockholders on Form 10-K for the year ended December 31, 2020, including audited financial statements, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K and the exhibits thereto are available from us without charge upon written request of a stockholder to our investor relations department at 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091. Copies of these materials are also available online through the SEC at www.sec.gov. We may satisfy SEC rules regarding delivery of materials, including the Proxy Statement and Annual Report on Form 10-K or Notice, as applicable, by delivering a single Proxy Statement and Annual Report on Form 10-K or a single Notice, as applicable, to an address shared by two or more of our stockholders. This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we may deliver only one Proxy Statement and Annual Report on Form 10-K or one Notice, as applicable, to multiple stockholders who share an address, unless contrary instructions are received from one or more stockholders at that address prior to the mailing date. We undertake to deliver promptly upon written or oral request a separate copy of the Proxy Statement and Annual Report on Form 10-K or Notice, as applicable, to a stockholder at a shared address to which a single copy of these materials was delivered. If you hold stock as a registered holder and prefer to receive separate copies of these materials either now or in the future, please contact our investor relations department at 1000 Skokie Blvd., Suite 350, Wilmette, IL 60091 or by telephone at (847) 388-0349.

Similarly, if you share an address with another stockholder and have received multiple copies of our Proxy Statement and Annual Report on Form 10-K or Notice, you may write or call us at the address and phone number above to request delivery of a single copy of these materials in the future. If your stock is held through a brokerage firm, bank or other financial institution and you prefer to receive separate copies of our proxy and/or Proxy Statement and Annual Report on Form 10-K or Notice, as applicable, either now or in the future, please contact your brokerage firm, bank or other financial institution.

APPENDIX A

MONOPAR THERAPEUTICS INC.
2016 STOCK INCENTIVE PLAN
(Share amounts have been adjusted to reflect a 70 for 1
stock split that took place on March 17, 2017)

(as amended to date and proposed to be amended by the 2016 3rd Plan Amendment)

1. Purpose of the Plan.

The purpose of this Plan is to enhance shareholder value by linking the compensation of officers, directors, key employees and consultants of the Company to increases in the price of Monopar Therapeutics Inc. common stock and the achievement of other performance objectives, and to encourage ownership in the Company by key personnel and consultants whose long-term employment and retention is considered essential to the Company’s continued progress and success. The Plan is also intended to assist the Company in the recruitment of new employees and consultants and to motivate, retain and encourage such employees, directors and consultants to act in the shareholders’ interest and share in the Company’s success.

2. Definitions.

As used herein, the following definitions shall apply:

(a)   “Administrator” means the Board, any Committee or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

(b)   “Affiliate” means any Subsidiary or other entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator. The Administrator shall, in its sole discretion, determine which entities are classified as Affiliates and designated as eligible to participate in this Plan.

(c)   “Applicable Law” means the requirements relating to the administration of stock option plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Shares to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

(d)   “Award” means a Stock Award, Option, Stock Appreciation Right, or Other Stock-Based Award granted in accordance with the terms of the Plan, or any other property (including cash) granted pursuant to the provisions of the Plan.

(e)   “Awardee” means an Employee, Director or Consultant who has been granted an Award under the Plan.

(f)   “Award Agreement” means a Stock Award Agreement, Option Agreement, Stock Appreciation Right Agreement, or Other Stock-Based Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Company and/or the Participant receiving the Award unless specifically so provided in the Award Agreement.

(g)   “Board” means the Board of Directors of the Company.

(h)   “Change of Control” shall mean, except as otherwise provided in an Award Agreement, one of the following shall have taken place after the date of this Plan:

(i)   any “person” (as such term is used in Sections 13(d) or 14(d) of the Exchange Act) (other than the Company, any majority controlled subsidiary of the Company, or the fiduciaries of any Company benefit plans) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 30% or more of the total voting power of the voting securities of the Company then outstanding and entitled to vote generally in the election of directors of the Company; provided, however, that no Change of Control shall occur upon the acquisition of securities directly from the Company;

(ii)   individuals who, as of the beginning of any 24 month period, constitute the Board (as of the date hereof, the “Incumbent Board”) cease for any reason during such 24 month period to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company; or

(iii)   consummation of (A) a merger, consolidation or reorganization of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the voting securities of the Company immediately prior to such merger, consolidation or reorganization do not, following such merger, consolidation or reorganization, beneficially own, directly or indirectly, at least 65% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity or entities resulting from such merger, consolidation or reorganization, (B) a complete liquidation or dissolution of the Company, or (C) a sale or other disposition of all or substantially all of the assets of the Company, unless at least 65% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the entity or entities that acquire such assets are beneficially owned by individuals or entities who or that were beneficial owners of the voting securities of the Company immediately before such sale or other disposition.

Notwithstanding the foregoing, if any payment or distribution event applicable to an Award is subject to the requirements of Section 409A(a)(2)(A) of the Code, the determination of the occurrence of a Change of Control shall be governed by applicable provisions of Section 409A(a)(2)(A) of the Code and regulations and rulings issued thereunder for purposes of determining whether such payment or distribution may then occur.

(i)   “Code” means the United States Internal Revenue Code of 1986, as amended, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

(j)   “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan or, in the absence of any such special appointment, the Compensation Committee of the Board.

(k)   “Common Shares” means the common shares, $0.001 par value, of the Company, or any security of the Company issued in substitution, exchange or lieu thereof.

(l)   “Company” means Monopar Therapeutics Inc., a Delaware corporation, or, except as utilized in the definition of Change of Control, its successor.

(m)   “Consultant” means an individual providing services to the Company or any of its Affiliates as an independent contractor, and includes prospective consultants who have accepted offers of consultancy for the Company or any of its Affiliates, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities, and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement

(n)   “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

(o)   “Director” means a member of the Board. Any Director who does not serve as an employee of the Company is referred to herein as a “Non-employee Director.”

(p)   “Disability” means (i) “Disability” as defined in any employment, consulting or similar agreement to which the Participant is a party, or (ii) if there is no such agreement or it does not define “Disability,” (A) permanent and total disability as determined under the Company’s long-term disability plan applicable to the Participant, or (B) if there is no such plan applicable to the Participant or the Committee determines otherwise in an applicable Award Agreement, “Disability” shall mean the Participant’s continuous illness, injury or incapacity for a period of six consecutive months, as determined by the Administrator in its discretion. Notwithstanding the above, with respect to an Incentive Stock Option, Disability shall mean permanent and total disability as defined in Section 22(e)(3) of the Code and, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, the foregoing definition shall apply for purposes of vesting of such Award, provided that such Award shall not be settled until the earliest of: (x) the Participant’s “disability” within the meaning of Section 409A of the Code, (y) the Participant’s “separation from service” within the meaning of Section 409A of the Code and (z) the date such Award would otherwise be settled pursuant to the terms of the Award Agreement.

(q)   “Disaffiliation” means a Subsidiary’s or Affiliate’s ceasing to be a Subsidiary or Affiliate for any reason (including, without limitation, as a result of a public offering, or a spin-off or sale by the Company, of the stock of the Subsidiary or Affiliate) or a sale of a division of the Company and its Affiliates.

(r)   “Employee” means a regular, active employee of the Company or any Affiliate, including an Officer or Director who is also a regular, active employee of the Company or any Affiliate. The Administrator shall determine whether the Chairman of the Board qualifies as an “Employee.” For any and all purposes under the Plan, the term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Administrator, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Administrator in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

(s)   “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any successor thereto.

(t)   “Fair Market Value” means a valuation performed by a qualified independent appraiser within the previous twelve months, taking into consideration all available information.

(u)   “Grant Date” means, with respect to each Award, the date upon which the Award is granted to an Awardee pursuant to this Plan, which may be a designated future date as of which such Award will be effective, as determined by the Committee.

(v)   “Incentive Stock Option” means an Option that is identified in the Option Agreement as intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder, and that actually does so qualify.

(w)     “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(x)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y)   “Option” means a right granted under Section 8 of the Plan to purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Incentive Stock Options and Nonqualified Stock Options may be granted under the Plan.

(z)   “Other Stock-Based Award” means an Award granted pursuant to Section 12 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Other Stock-Based Award Agreement”).

(aa)   “Participant” means the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

(bb)   “Plan” means this 2016 Stock Incentive Plan, as set forth herein and as hereafter amended from time to time.

(cc)   “Qualifying Performance Criteria” shall have the meaning set forth in Section 13(b) of the Plan.

(dd)   “Retirement” means, unless the Administrator determines otherwise, Termination of Employment, voluntary or involuntary, by a Participant from the Company and its Affiliates, other than a Termination for Cause, after attaining age fifty-five (55) and having at least five (5) years of service with the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company. For Plan purposes, a “voluntary” Termination of Employment is a Termination of Employment where the Participant does not qualify for severance benefits, whether under a severance agreement or the Company’s or any of its Affiliate’s severance policy, plan or other arrangement.

(ee)   “Securities Act” means the United States Securities Act of 1933, as amended.

(ff)   “Share” means a Common Share, as adjusted in accordance with Section 15 of the Plan.

(gg)   “Stock Appreciation Right” means a right granted under Section 10 of the Plan on such terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Stock Appreciation Right Agreement”).

(hh)   “Stock Award” means an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including, without limitation, continued employment or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

(ii)   “Stock Unit” means a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

(jj)   “Subsidiary” means any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(kk)   “Termination for Cause” means, unless otherwise provided in an Award Agreement, Termination of Employment on account of any act of fraud or intentional misrepresentation or embezzlement, misappropriation or conversion of assets of the Company or any Affiliate, or the intentional and repeated violation of the written policies or procedures of the Company, provided that, for an Employee who is party to an individual severance or employment agreement defining Cause, “Cause” shall have the meaning set forth in such agreement except as may be otherwise provided in such agreement. For purposes of this Plan, a Participant’s Termination of Employment shall be deemed to be a Termination for Cause if, after the Participant’s employment has terminated, facts and circumstances are discovered that would have justified, in the opinion of the Committee, a Termination for Cause.

(ll)   “Termination of Employment” means for purposes of this Plan, unless otherwise determined by the Administrator, ceasing to be an Employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries or Affiliates. Unless otherwise determined by the Committee in the terms of an Award Agreement or otherwise, if a Participant’s employment with the Company and its Affiliates terminates but such Participant continues to provide services to the Company and its Affiliates in a Non-employee Director capacity, such change in status shall be deemed a Termination of Employment. A Participant employed by, or performing services for, a Subsidiary or an Affiliate or a division of the Company and its Affiliates shall be deemed to incur a Termination of Employment if, as a result of a Disaffiliation, such Subsidiary, Affiliate, or division ceases to be a Subsidiary, Affiliate or division, as the case may be, and the Participant does not immediately thereafter become an Employee of (or service provider for), or member of the board of directors of, the Company or another Subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its Subsidiaries and Affiliates shall not be considered Terminations of Employment. In addition, Termination of Employment shall mean a “separation from service” as defined in regulations issued under Code Section 409A whenever necessary to ensure compliance therewith for any payment or settlement of a benefit conferred under this Plan that is subject to such Code section, and, for such purposes, shall be determined based upon a reduction in the bona fide level of services performed to a level equal to twenty percent (20%) or less of the average level of services performed by the Employee during the immediately preceding 36-month period. For the purposes of this Plan, Termination of Employment shall also mean the termination of a Consultant’s services to the Company and the termination of a Director’s position as a member of the Board of Directors of the Company.

3. Stock Subject to the Plan.

(a)   Aggregate Limit. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares which may be subject to Awards granted under the Plan is 3,100,000 Shares, less one Share for every one Share that was subject to an option or stock appreciation right granted under any prior plan, and one share for every one Share that was subject to an award other than an option or stock appreciation right granted under any prior plan. Any Shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted. After the Effective Date of the Plan (as provided in Section 6), no awards may be granted under any prior plan. Shares subject to or delivered under Conversion Awards shall not reduce the aggregate number of Shares which may be subject to or delivered under Awards granted under this Plan. The Shares issued under the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

Notwithstanding any other provision of this Plan, the Company has no prior plans.

(b)   Code Section 422 Limits. Subject to the provisions of Section 15(a) of the Plan, the aggregate number of Shares that may be subject to all Incentive Stock Options granted under the Plan shall not exceed 100% of shares subject to the provision of 3(a) of the Plan.

(c)   Limit on Awards to Directors. Notwithstanding any other provision of the Plan to the contrary, the aggregate Grant Date Fair Market Value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-employee Director during any single calendar year (excluding Awards made at the election of the Non-employee Director in lieu of all or a portion of annual and committee cash retainers) shall not exceed one million dollars ($1,000,000.00).

(d)   Share Counting Rules.

(i)   For purposes of this Section 3 of the Plan, Shares subject to Awards that have been canceled, expired, settled in cash, or forfeited for any reason (in whole or in part) shall not reduce the aggregate number of Shares which may be subject to Awards granted under this Plan and shall be available for future Awards granted under this Plan in accordance with Section 3(d)(iii). In addition, if any Shares subject to an award under any prior plan are canceled, expired, settled in cash, or forfeited for any reason (in whole or in part) after December 31, 2015, then such Shares subject to an award under any prior plan shall, to the extent of such cancellation, expiration, settlement in cash, or forfeiture, again be available for grant under this Plan in accordance with Section 3(d)(iii). Notwithstanding the foregoing, Shares added back under the provisions of this subsection (d) shall not be counted when determining the limit on Shares that may be granted as Incentive Stock Options under subsection (b), above.

(ii)   Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (i) of this Section: (a) Shares tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or, after December 31, 2015, an option under any prior plan, (b) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to Options or Stock Appreciation Rights or, after December 31, 2015, options or stock appreciation rights under any prior plan, (c) Shares subject to a Stock Appreciation Right or, after December 31, 2015, a stock appreciation right under any prior plan, that are not issued in connection with its stock settlement on exercise thereof, and (d) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options or, after December 31, 2015, options under any prior plan. Shares subject to Awards that have been retained by the Company in payment or satisfaction of the tax withholding obligation of an Awardee, other than for an Option or Stock Appreciation Right as described above, and Shares that have been delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the tax withholding obligation of an Awardee, other than for an Option or Stock Appreciation Right as described above, shall again be available for grant under the Plan. Similarly, if any Shares subject to an award under any prior plan are, after December 31, 2015, either retained by the Company in payment or satisfaction of the tax withholding obligation of an awardee, other than for an option or a stock appreciation right as described above, or if Shares are delivered (either actually or constructively by attestation) to the Company in payment or satisfaction of the tax withholding obligation of an awardee under a prior plan, other than for an option or stock appreciation right, as described above, then such Shares subject to an award under any prior plan shall, to the extent of such tendering or withholding, again be available for grant under this Plan.

(iii)   Any Shares that again become available for grant pursuant to this Section shall be added back as (i) one Share for every one Share subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under any prior plan, and (ii) as one Share for every one Share subject to Awards other than Options or Stock Appreciation Rights granted under the Plan or awards other than options or stock appreciation rights granted under any prior plan.

(iv)   Conversion Awards shall not reduce the Shares authorized for grant under the Plan or the limitations on Awards to a Participant under subsection (b), above, nor shall Shares subject to a Conversion Award again be available for an Award under the Plan as provided in this subsection (d).

4. Administration of the Plan.

(a)   Procedure.

(i)   Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee designated by the Board to so administer this Plan and/or their respective delegates.

(ii)  Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Rule 16b-3.

(iii)   Other Administration. To the extent required by the rules of the principal U.S. national securities exchange on which the Shares are traded, the members of the Committee shall also qualify as “independent directors” as set forth in such rules. Except to the extent prohibited by Applicable Law, the Board or a Committee may delegate to a Committee of one or more Directors or to authorized officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not subject to Section 16 of the Exchange Act.

(iv)   Awards to Directors. The Board shall have the power and authority to grant Awards to Non-employee Directors, including the authority to determine the number and type of awards to be granted; determine the terms and conditions, not inconsistent with the terms of this Plan, of any award; and to take any other actions the Board considers appropriate in connection with the administration of the Plan.

(v)   Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

(b)   Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

(i)   to select the Non-employee Directors, Consultants and Employees of the Company or its Affiliates to whom Awards are to be granted hereunder;

(ii)   to determine the number of Common Shares to be covered by each Award granted hereunder;

(iii)   to determine the type of Award to be granted to the selected Employees and Non-employee Directors;

(iv)   to approve forms of Award Agreements;

(v)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability provisions, terms regarding acceleration of Awards or waiver of forfeiture restrictions, the acceptable forms of consideration for payment for an Award, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

(vi)   to correct administrative errors;

(vii)   to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

(viii)   to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt rules and procedures regarding the conversion of local currency, the shift of tax liability from employer to employee (where legally permitted) and withholding procedures and handling of stock certificates which vary with local requirements, and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

(ix)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

(x)   to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such modification or amendment (A) is subject to the plan amendment provisions set forth in Section 16 of the Plan, and (B) may not materially impair any outstanding Award unless agreed to in writing by the Participant, except that such agreement shall not be required if the Administrator determines in its sole discretion that such modification or amendment either (Y) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (Z) is not reasonably likely to significantly diminish the benefits provided under such Award, or that adequate compensation has been provided for any such diminishment, except following a Change of Control;

(xi)   to allow or require Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued upon exercise of a Nonqualified Stock Option or vesting of a Stock Award that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

(xii)   to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by awardees of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonqualified Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity;

(xiii)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiv)   to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resale by a Participant or of other subsequent transfers by the Participant of any Shares issued as a result of or under an Award or upon the exercise of an Award, including, without limitation, (A) restrictions under an insider trading policy, (B) restrictions as to the use of a specified brokerage firm for such resale or other transfers, and (C) institution of “blackout” periods on exercises of Awards;

(xv)   to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

(xvi)   to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

(c)   Effect of Administrator’s Decision. All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

(d)   Indemnity. To the extent allowable under Applicable Law, each member of the Committee or of the Board and any person to whom the Board or Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan, and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

5. Eligibility.

Awards may be granted only to Non-employee directors, Employees and Consultants of the Company or any of its Affiliates; provided, however, that Incentive Stock Options may be granted only to Employees of the Company and its Subsidiaries (within the meaning of Section 424(f) of the Code).

6. Term of Plan.

The Plan shall become effective upon its approval by shareholders of the Company. It shall continue in effect for a term of ten (10) years from the date the Plan is approved by the shareholders of the Company (the “Effective Date”) unless terminated earlier under Section 16 of the Plan.

7. Term of Award.

Subject to the provisions of the Plan, the term of each Award shall be determined by the Administrator and stated in the Award Agreement, and may extend beyond the termination of the Plan. In the case of an Option or a Stock Appreciation Right, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the term of Awards other than Awards that are structured to qualify as Incentive Stock Options under Section 9 shall be extended automatically if the Award would expire at a time when trading in Common Shares is prohibited by law or the Company’s insider trading policy to the 30th day after the expiration of the prohibition.

8. Options.

The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals.

(a)   Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Option and the means of payment of such exercise price, (iv) the term of the Option, (v) such terms and conditions regarding the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator.

(b)   Exercise Price. The per share exercise price for the Shares to be issued upon exercise of an Option shall be determined by the Administrator, except that the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date, except with respect to Conversion Awards.

(c)   No Option Repricings. Subject to Section 15 of the Plan, the exercise price of an Option may not be reduced without shareholder approval, nor may outstanding Options be cancelled in exchange for cash, other Awards or Options with an exercise price that is less than the exercise price of the original Option without shareholder approval.

(d)   No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of Shares to the Company in payment of the exercise price and/or tax withholding obligation under any other employee stock option.

(e)   Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator and as specified in the Option Agreement. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued active employment (or retention in the case of a consultant or Director), the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

(f)   Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

(i)   cash;

(ii)   check or wire transfer (denominated in U.S. Dollars);

(iii)   subject to any conditions or limitations established by the Administrator, other Shares which were held for a period of more than six (6) months on the date of surrender and which have a Fair Market Value on the date of surrender equal to or greater than the aggregate exercise price of the Shares as to which said Option shall be exercised (it being agreed that the excess of the Fair Market Value over the aggregate exercise price, if any, shall be refunded to the Awardee in cash);

(iv)   subject to any conditions or limitations established by the Administrator, the Company withholding Shares otherwise issuable upon exercise of an Option;

(v)   consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator and in compliance with Applicable Law;

(vi)   such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law; or

(vii)   any combination of the foregoing methods of payment.

(g)   Procedure for Exercise; Rights as a Shareholder.

(i)   Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the applicable Option Agreement.

(ii)   An Option shall be deemed exercised when (A) the Company receives (1) written or electronic notice of exercise (in accordance with the Option Agreement or procedures established by the Administrator) from the person entitled to exercise the Option and (2) full payment for the Shares with respect to which the related Option is exercised, and (B) with respect to Nonqualified Stock Options, provisions acceptable to the Administrator have been made for payment of all applicable withholding taxes.

(iii)   Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iv)   The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

(h)   Termination of Employment, Consultancy or Board Membership.

(i)   The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Option.

(ii)   Unless otherwise provided in the Award Agreement:

(A) Upon termination from membership on the Board by a Non-employee Director for reasons other than Retirement as set forth in subparagraph (D) below, any Option held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for five (5) years thereafter, or the remaining term of the Option, if less;

(B) Upon Termination of Employment, excluding termination from membership on the Board by a Non-employee Director, due to death or Disability, any Option held by such Employee that is vested and exercisable as of the effective date of such Termination of Employment shall remain exercisable for one year after such Termination of Employment due to death or Disability or the remaining term of the Option, if less;

(C) Upon Termination of Employment, excluding termination from membership on the Board by a Non-employee Director, due to death or Disability, any Option held by such Employee that is not yet vested shall vest in full as of the date of death or Disability, and any such vested Options shall remain exercisable for one year after such Termination of Employment due to death or Disability or the remaining term of the Option, if less;

(D) Upon Termination of Employment due to Retirement, (1) any Option held by such Awardee shall, to the extent not already vested, become ratably vested (rounded up or down to the nearest whole Share) based upon the full months of the applicable vesting period elapsed as of the end of the month in which the Termination of Employment due to Retirement occurs over the total number of months in such period; provided, however, that, in the case of a Retirement due to a voluntary Termination of Employment, the terms of this Section 8(h)(ii)(D)(1) shall not apply with respect to any Option granted less than six (6) months prior to the effective date of such Termination of Employment; and (2) any Option held by an Awardee at Retirement, to the extent vested and exercisable as of the effective date of such Retirement (including, without limitation, any Options that have ratably vested pursuant to the preceding clause (1)), will remain outstanding for the lesser of five (5) years or the remaining term of the Option; and

(E) Any other Termination of Employment, termination from membership on the Board by a Non-employee Director, shall result in immediate cancellation and forfeiture of all outstanding Options that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option, if less. Notwithstanding the foregoing, all outstanding and unexercised Options shall be immediately cancelled in the event of a Termination for Cause.

9. Incentive Stock Option Limitations/Terms.

(a)   Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options. No Incentive Stock Option shall be granted to any such employee who as of the Grant Date owns stock possessing more than 10% of the total combined voting power of the Company, except in compliance with Section 422 of the Code regarding 10 – percent shareholders.

(b)   $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 9(b) of the Plan, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Grant Date.

(c)   Transferability. The Option Agreement must provide that an Incentive Stock Option is not transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the lifetime of such Awardee, must not be exercisable by any other person. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonqualified Stock Option.

(d)   Exercise Price. The per Share exercise price of an Incentive Stock Option shall in no event be inconsistent with the requirements for qualification of the Incentive Stock Option under Section 422 of the Code.

(e)   Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code. If any such terms and conditions, as of the Grant Date or any later date, do not so comply, the Option will be treated thereafter for tax purposes as a Nonqualified Stock Option.

10. Stock Appreciation Rights.

A “Stock Appreciation Right” is a right that entitles the Awardee to receive, in cash or Shares (as determined by the Administrator), value equal to or otherwise based on the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise over (ii) the aggregate exercise price of the right, as established by the Administrator on the Grant Date. Stock Appreciation Rights may be granted to Awardees either alone (“freestanding”) or in addition to or in tandem with other Awards granted under the Plan and may, but need not, relate to a specific Option granted under Section 8 of the Plan. Any Stock Appreciation Right granted in tandem with an Option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option, and shall be based on the Fair Market Value of one Share on the Grant Date or, if applicable, on the Grant Date of the Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). All Stock Appreciation Rights under the Plan, other than Conversion Awards, shall be granted subject to the same terms and conditions applicable to Options as set forth in Section 8 of the Plan. Subject to the provisions of Section 8 of the Plan, the Administrator may impose such other conditions or restrictions on any Stock Appreciation Right as it shall deem appropriate.

11. Stock Awards.

(a)   Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retainable and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award, and (vi) such further terms and conditions, in each case not inconsistent with this Plan, as may be determined from time to time by the Administrator. The Committee may, in its sole discretion, waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.

(b)   Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of Stock Awards issued to Employees may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. A Performance Stock Award shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service (or, if earlier, the elapse of 25% of such period) to which the performance goals relate or otherwise within the time period required by the Code or the applicable Treasury Regulations, provided that the outcome is substantially uncertain at that time. Stock Awards for which vesting is not based on the attainment of performance criteria are referred to as “Restricted Stock Awards.”

(c)   Termination of Employment or Board Membership.

(i)   The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a Termination of Employment due to (A) Disability, (B) Retirement (C) death, or (D) otherwise (including Termination for Cause) shall have on any Stock Award.

(ii)   Unless otherwise provided in the Award Agreement:

(A) A Termination of Employment due to Disability or death shall result in immediate full vesting of any as yet unvested Stock Award, and in the case of a Stock Award that vests upon the achievement of performance goals, the vested amount shall be based upon the target award amount;

(B) A Termination of Employment due to Retirement shall result in vesting of a prorated portion of any Stock Award (rounded up or down to the nearest whole Share), based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Retirement occurs over the total number of months in such period; provided, however, that, in the case of a Retirement due to voluntary Termination of Employment, the terms of this Section 11(c)(ii)(B) shall not apply with respect to any Stock Award granted less than six (6) months prior to the effective date of such Termination of Employment; and

(C) Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Awards.

If clause (B) of this Section 11(c)(ii) applies to a Stock Award under which vesting is based on the attainment of performance criteria over a performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was an Employee of the Company or an Affiliate shall be applied to determine the portion of the Stock Award that is vested based upon actual performance results after the completion of the performance period.

(d)   Rights as a Shareholder. Unless otherwise provided for by the Administrator, the Participant shall have the rights equivalent to those of a shareholder and shall be a shareholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant.

12. Other Stock-Based Awards.

(a)   Other Stock-Based Awards. An “Other Stock-Based Award” means any other type of equity-based or equity-related Award not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares), as well as any cash bonus based on the attainment of Qualifying Performance Criteria as described in Section 13(b), in such amount and subject to such terms and conditions as the Administrator shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares or pursuant to attainment of a performance goal. Each Other Stock-Based Award will be evidenced by an Award Agreement containing such terms and conditions as may be determined by the Administrator.

(b)   Value of Other Stock-Based Awards. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares or a target amount of cash, as determined by the Administrator. The Administrator may establish performance goals in its discretion. If the Administrator exercises its discretion to establish performance goals, the number and/or value of Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

(c)   Payment of Other Stock-Based Awards. Payment, if any, with respect to Other Stock-Based Awards shall be made in accordance with the terms of the Award, in cash or Shares or a combination thereof, as the Administrator determines.

(d)   Termination of Employment, Consultancy, or Board Membership.

(i)   The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Other Stock-Based Award.

(ii)   Unless otherwise provided in the Award Agreement:

(A) A Termination of Employment due to Disability or death shall result in immediate full vesting of any as yet unvested Other Stock-Based Award, and in the case of an Other Stock-Based Award which vests on the basis of attainment of a performance goal, the vested amount shall be based upon the target award amount;

(B) A Termination of Employment due to Retirement shall result in vesting of a prorated portion of any Other Stock-Based Award (rounded up or down to the nearest whole Share or unit based on Shares, as applicable), based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Retirement occurs over the total number of months in such period; provided, however, that, in the case of a Retirement due to voluntary Termination of Employment, the terms of this Section 12(d)(ii)(B) shall not apply with respect to any Other Stock-Based Award granted less than six (6) months prior to the effective date of such Termination of Employment; and

(C) Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding, unvested Other Stock-Based Awards.

If clause (B) of this Section 12(d)(ii) applies to an Other Stock-Based Award under which vesting is based on the attainment of performance criteria over a performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was an Employee of the Company or an Affiliate shall be applied to determine the portion of the Other Stock-Based Award that is vested based upon actual performance results after the completion of the performance period.

13. Other Provisions Applicable to Awards.

(a)   Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution, including but not limited to any attempted assignment or transfer in connection with the settlement of marital property or other rights incident to a divorce or dissolution, and any such attempted sale, assignment or transfer shall be of no effect prior to the date an Award is vested and settled. The Administrator may only make an Award transferable to an Awardee’s family member or any other person or entity provided the Awardee does not receive consideration for such transfer. If the Administrator makes an Award transferable, either as of the Grant Date or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

(b)   Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, on a basis consistent with U.S. Generally Accepted Accounting Principles (“GAAP”) or on a non-GAAP or adjusted GAAP basis, applied to either the Company as a whole or to a Subsidiary, business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award or by duly adopted resolution: (i) sales or cash return on sales; (ii) cash flow or free cash flow or net cash from operating activity; (iii) earnings (including gross margin, earnings before or after interest and taxes, earnings before taxes, and net earnings); (iv) basic or diluted earnings per share; (v) growth in earnings or earnings per share; (vi) stock price; (vii) return on equity or average shareholders’ equity; (viii) total shareholder return; (ix) return on capital; (x) return on assets or net assets; (xi) return on investments; (xii) revenue or gross profits; (xiii) income before or after interest, taxes, depreciation and amortization, or net income; (xiv) pretax income before allocation of corporate overhead and bonus; (xv) operating income or net operating income; (xvi) operating profit or net operating profit (whether before or after taxes); (xvii) operating margin; (xviii) return on operating revenue; (xix) working capital or net working capital; (xx) market share; (xxi) asset velocity index; (xxii) contract awards or backlog; (xxiii) overhead or other expense or cost reduction; (xxiv) growth in shareholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxv) credit rating; (xxvi) strategic plan development and implementation; (xxvii) improvement in workforce diversity; (xxviii) customer satisfaction; (xxvix) employee satisfaction; (xxx) management succession plan development and implementation; and (xxxi) employee or customer retention. Extraordinary, non-recurring items that may be the basis of adjustment include acquisitions or divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, the cumulative effects of tax or accounting changes in accordance with U.S. GAAP, and foreign exchange gains or losses.

(c) Six Month Holding Period for Purposes of Rule 16b-3. If the Company is subject to the reporting requirements of Section 13 of the Exchange Act, the Plan Administrator shall ensure that transactions between the Company and an Officer or Director under this Plan are exempt from Section 16(b) of the Exchange Act pursuant to one of the exemptions available under 17 C.F.R. 240.16b-3. If the Administrator determines that the exemption pursuant to 17 C.F.R. 240.16b-3(d)(3) is to be used, then (i) shares purchased upon exercise of an Option or another derivative security (as defined in Exchange Act Rule 16a-1(c)) issued under this Plan by an Officer or Director may not be sold before at least six months have elapsed from the date the Option or other derivative security was granted; and (ii) any other equity securities of the Company acquired by an Officer or Director under this Plan other than as described in subparagraph (i) above may not be sold before at least six months have elapsed from the date they equity security was acquired.

14. Dividends and Dividend Equivalents.

Awards other than Options and Stock Appreciation Rights may provide the Awardee with the right to receive dividend payments or dividend equivalent payments on the Shares subject to the Award, whether or not such Award is vested. Notwithstanding the foregoing, dividends or dividend equivalents shall not be paid with respect to Stock Awards or Other Stock-Based Awards that, in either case, vest based on the achievement of performance goals prior to the date the performance goals are satisfied and the Award is earned, and then shall be payable only with respect to the number of Shares or Stock Units actually earned under the Award. Such payments may be made in cash, Shares or Stock Units or may be credited as cash or Stock Units to an Awardee’s account and later settled in cash or Shares or a combination thereof, as determined by the Administrator. Such payments and credits may be subject to such conditions and contingencies as the Administrator may establish.

15. Adjustments upon Changes in Capitalization, Organic Change or Change of Control.

(a)   Adjustment Clause. In the event of (i) a stock dividend, extraordinary cash dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spin-off, reorganization, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, an “Organic Change”), the Administrator or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3 of the Plan, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation, (x) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Administrator or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which shareholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Administrator that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid); (y) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (z) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust in its sole discretion the Qualifying Performance Criteria applicable to any Awards to reflect any Share Change and any Organic Change and any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by GAAP or as identified in the Company’s financial statements, notes to the financial statements, management’s discussion and analysis or the Company’s other SEC filings. Any adjustment under this Section 15(a) need not be the same for all Participants.

(b)   Change of Control. In the event of a Change of Control, unless otherwise determined by the Administrator as of the Grant Date of a particular Award (or subsequent to the Grant Date), the following acceleration, exercisability and valuation provisions shall apply:

(i)   On the date that such Change of Control occurs, any or all Options and Stock Appreciation Rights awarded under this Plan not previously exercisable and vested shall become fully exercisable and vested.

(ii)   Except as may be provided in an individual severance or employment agreement (or severance plan) to which an Awardee is a party, in the event of an Awardee’s Termination of Employment within two (2) years after a Change of Control for any reason other than because of the Awardee’s death, Retirement, Disability or Termination for Cause, each Option and Stock Appreciation Right held by the Awardee (or a transferee) that is vested shall remain exercisable until the earlier of the third (3rd) anniversary of such Termination of Employment (or any later date until which it would remain exercisable under such circumstances by its terms) or the expiration of its original term. In the event of an Awardee’s Termination of Employment more than two (2) years after a Change of Control, or within two (2) years after a Change of Control because of the Awardee’s death, Retirement, Disability or Termination for Cause, the provisions of Sections 8(h) and 10 of the Plan shall govern (as applicable).

(iii)   On the date that such Change of Control occurs, the restrictions and conditions applicable to any or all Stock Awards and Other Stock-Based Awards shall lapse and such Awards shall be fully vested. Unless otherwise provided in an Award at the Grant Date, upon the occurrence of a Change of Control, any performance based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs. All Stock Awards, Other Stock-Based Awards and cash Awards shall be settled or paid within thirty (30) days of vesting hereunder. Notwithstanding the foregoing, if the Change of Control would not qualify as a permissible date of distribution under Section 409A(a)(2)(A) of the Code, and the regulations thereunder, the Awardee shall be entitled to receive the payment of cash or settlement of Shares under the Award, as applicable, from the Company on the date that would have applied absent this provision.

(iv)   The Administrator, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine, and if there is no excess value, the Committee may, in its discretion, cancel such Awards.

(c)   Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 15(a) of the Plan to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; (iii) the Administrator shall not have the authority to make any adjustments pursuant to Section 15(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto; and (iv) if any Award is subject to Section 409A of the Code, Section 15(b) of the Plan shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 24 of the Plan in order to ensure that such Award complies with Code Section 409A.

16. Amendment and Termination of the Plan.

(a)   Amendment and Termination. The Board may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the shareholders of the Company in the manner and to the extent required by Applicable Law. In addition, without limiting the foregoing, unless approved by the shareholders of the Company and subject to Section 16(b), no such amendment shall be made that would:

(i)   increase the maximum aggregate number of Shares which may be subject to Awards granted under the Plan;

(ii)   reduce the minimum exercise price for Options or Stock Appreciation Rights granted under the Plan; or

(iii)   reduce the exercise price of outstanding Options or Stock Appreciation Rights, as prohibited by Section 8(c) without shareholder approval.

(b)   Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall materially impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company, except that no such agreement shall be required if the Administrator determines in its sole discretion that such amendment either (i) is required or advisable in order for the Company, the Plan or the Award to satisfy any Applicable Law or to meet the requirements of any accounting standard, or (ii) is not reasonably likely to significantly diminish the benefits provided under such Award, or that any such diminishment has been adequately compensated, except that this exception shall not apply following a Change of Control. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

(c)   Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted shares or restricted share units or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. Designation of Beneficiary.

(a)   An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in an omnibus beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary while employed with the Company, such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

(b)   Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the legal representative of the Awardee’s estate to exercise the Award.

18. No Right to Awards or to Employment.

No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the employ of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Employee or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19. Legal Compliance.

Shares shall not be issued pursuant to an Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award unless such Option, Stock Appreciation Right, Stock Award or Other Stock-Based Award and the issuance and delivery of such Shares shall comply with Applicable Law, specifically including without limitation all applicable federal and state securities laws and regulations, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Unless the Awards and Shares covered by this Plan have been registered under the Securities Act or the Company has determined that such registration is unnecessary, each person receiving an Award and/or Shares pursuant to any Award may be required by the Company (a) to give a representation in writing that such person is acquiring such Shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, and (b) to make such additional representations, warranties, and agreements with respect to the investment intent of such person or persons as the Company may request.

All certificates for Shares or certificates, agreements, or other documents evidencing securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any securities law, and the Company may cause a legend or legends to be put on any such certificates, agreements or other documents to make appropriate reference to such restrictions.

In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option and may require such consents and releases of taxing authorities as the Administrator deems advisable.

20. Inability to Obtain Authority.

To the extent the Company is unable to or the Administrator deems it unfeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be advisable or necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Notice.

Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received. Any notice to a Participant hereunder shall be addressed to the last address of record with the Company and shall be effective when sent via first class mail, courier service, or electronic mail to such last address of record.

23. Governing Law; Interpretation of Plan and Awards.

(a)   This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware, except as to matters governed by U.S. federal law.

(b)   In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

(c)   The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

(d)   The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

24. Section 409A.

It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Administrator determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change of Control, shall be set forth in the applicable Award Agreement, deferral election forms and procedures, and rules established by the Administrator, and shall comply in all respects with Section 409A of the Code. The following rules will apply to Awards intended to be subject to Section 409A of the Code (“409A Awards”):

(a)   If a Participant is permitted to elect to defer an Award or any payment under an Award, such election will be permitted only at times in compliance with Code Section 409A.

(b)   The Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Section 409A.

(c)   Any distribution of a 409A Award following a Termination of Employment that would be subject to Code Section 409A(a)(2)(A)(i) as a distribution following a separation from service of a “specified employee” as defined under Code Section 409A(a)(2)(B)(i), shall occur no earlier than the expiration of the six-month period following such Termination of Employment.

(d)   In the case of any distribution of a 409A Award, if the timing of such distribution is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A Award is specified to occur.

(e)   In the case of an Award providing for distribution or settlement upon vesting or the lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or an Award Agreement or other governing document, the distribution or settlement shall be made not later than March 15 of the year following the year in which the Award vested or the risk of forfeiture lapsed.

(f)   Notwithstanding anything herein to the contrary, in no event shall the Company or the Administrator be liable for the payment of, or any gross up payment in connection with, any taxes or penalties owed by the Participant pursuant to Code Section 409A.

25. Limitation on Liability.

The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

(a)   The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

(b)   Tax or Exchange Control Consequences. Any tax consequence or any exchange control obligation owed, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

26. Unfunded Plan.

Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards or Other Stock-Based Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation. Neither the Company nor the Administrator shall be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.

27. Foreign Employees.

Awards may be granted hereunder to Employees and Consultants who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Administrator may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

28. Tax Withholding.

Each Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any Award under the Plan no later than the date as of which any amount under such Award first becomes includible in the gross income of the Participant for any tax purposes with respect to which the Company has a tax withholding obligation. Unless otherwise determined by the Company, withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement; provided, however, that not more than the legally required minimum withholding may be settled with Shares that are part of the Award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any vested Shares or any other payment due to the participant at that time or at any future time. The Administrator may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

29. Cancellation of Award; Forfeiture of Gain.

Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that the Award will be cancelled and the Participant will forfeit the Shares or cash received or payable on the vesting or exercise of the Award, and that the amount of any proceeds of the sale or gain realized on the vesting or exercise of the Award must be repaid to the Company, under such conditions as may be required by Applicable Law or established by the Committee in its sole discretion.

30. Data Privacy and Transfer

As a condition of acceptance of an Award, the Participant explicitly thereby consents to the collection, use and transfer, in electronic or other form, of personal data by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Affiliates hold certain personal information about the Participant, including the Participant’s name, home address and telephone number, date of birth, social security or other identification number, salary, nationality, job title, Shares held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant’s favor, for the purpose of implementing, managing and administering the Plan (the “Data”). The Participant further understands that the Company and its Affiliates may transfer the Data among themselves as necessary for the purpose of implementation, management and administration of the Plan, and that the Company and its Affiliates may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. In addition, by accepting an Award under the Plan, each Participant agrees and acknowledges (i) that the Data will be held only as long as is necessary to implement, manage, and administer the Plan; (ii) that the Participant may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw consent to the use and transfer of the Data, without cost, by delivering such revocation or withdrawal of consent in writing to a designated human resources representative; and (iii) that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan thereafter.

This Amended Plan was adopted by the Board of Directors of the Company on April 27, 2021.
This Amended Plan was approved by the stockholders of the Company on June [__], 2021.

MONOPAR THERAPEUTICS INC.

By:
Name:	Kim R. Tsuchimoto
Title:	Chief Financial Officer

Monopar Therapeutics Inc. 1000 Skokie Boulevard, Suite 350 Wilmette, IL 60091

VOTE BY MAIL

Mark, sign and date yon proxy card and return it in the postage-paid envelope we have provided or return it to Corporate Secretary, Monopar Therapeutics Inc., 1000 Skokie Boulevard, Suite 350, Wilmette, IL 60091.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

  DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vole for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1. Election of Directors		⬜	⬜	⬜
Nominees

01 Christopher M. Starr	02 Chandler D. Robinson	03 Andrew P. Mazar
04 Michael J. Brown	05 Raymond W. Anderson	06 Arthur J. Klausner

The Board of Directors recommends you vote FOR proposals 2 and 3.						For	Against	Abstain

2. To ratify the selection of BPM LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.						⬜	⬜	⬜

3. To vote to approve an amendment to the 2016 Stock Incentive Plan to remove certain individual award limits and other provisions related to I.R.C. Section 162(m) and to update the limit on Incentive Stock Options

						⬜	⬜	⬜

NOTE: In addition, the named proxies are authorized to vote, in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)			Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 30, 2021:
The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at monopartx.com in the “Annual Meeting” subsection of the “Investors” tab.

MONOPAR THERAPEUTICS INC.
Annual Meeting of Stockholders
June 30, 2021 10:00 AM (Central Time)
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Chandler D. Robinson, Andrew P. Mazar and Kim R. Tsuchimoto, and each or any of them of them, proxy and attorney-in-fact, with full power to designate a substitute representative, to represent the undersigned and to vote all of the shares of common stock in Monopar Therapeutics Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of the Stockholders of the Company to be held at 10:00 A.M., Central Time, June 30, 2021, and at any adjournment or postponement thereof, as hereinafter specified upon the proposals listed above and as more particularly described in the Proxy Statement of the Company dated April 30, 2021 (the “Proxy Statement”), receipt of which is hereby acknowledged.

If no instructions are given, the proxies will vote to elect the director nominees listed in “Election of Directors” and will vote “FOR” Proposal 2 (ratification of the selection of the independent accountants) and Proposal 3 (approval of amendment to 2016 Stock Incentive Plan).

Continued and to be signed on reverse side